UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CYTORI THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2017

CYTORI THERAPEUTICS, INC. Headquarters 3020 CALLAN RD SAN DIEGO, CALIFORNIA 92121	Meeting Location: CYTORI THERAPEUTICS, INC 3020 CALLAN RD SAN DIEGO, CALIFORNIA 92121

Dear Cytori Therapeutics, Inc. Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of the stockholders of Cytori Therapeutics, Inc. (the “Annual Meeting”).  The Annual Meeting will be held on May 22, 2017, commencing at 9:00 a.m., San Diego local time, at the Cytori Therapeutics, Inc. corporate offices, located at 3020 Callan Rd., San Diego, California 92121.

The meeting will be webcast live for those who are unable to attend in person. To access the webcast of the meeting, please visit the Investor Relations section of our corporate website at ir.cytori.com. To vote online, please see the instructions on the accompanying proxy card.

The items of business for the meeting are:

(i)	Election of members of our Board of Directors for a one-year term;
(ii)	Ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year;
(iii)	Approval of the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan;
(iv)	Non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive officer compensation; and
(v)	Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends the approval of each of these proposals.

We have attached a Proxy Statement that contains more information about these items and the Annual Meeting.  Only stockholders that own stock at the close of business on March 23, 2017, the record date, can vote at the Annual Meeting.  A list of our stockholders entitled to vote will be available for inspection by any stockholder at our offices in San Diego, during normal business hours for ten business days prior to the Annual Meeting. This list will also be available during the Annual Meeting.

As permitted by rules adopted by the U.S. Securities and Exchange Commission, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. We will send our stockholders a notice with instructions for accessing the proxy materials and voting electronically over the Internet or by telephone.  The notice also provides information on how stockholders may request paper copies of our proxy materials.  For those stockholders who elect to receive their proxy materials in the mail, please review the Proxy Statement and Annual Report and vote using the enclosed proxy card.

We hope that you will find it convenient to attend the Annual Meeting in person.  Whether or not you expect to attend, please vote electronically over the Internet or by telephone, or if you receive a proxy card in the mail, by mailing the completed proxy card to us to ensure your representation at the Annual Meeting and the presence of a quorum.  If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the Annual Meeting.  If your shares are held in the name of a bank or broker, however, you must obtain a legal proxy from the bank or broker to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

MARC H. HEDRICK

President & Chief Executive Officer

San Diego, California, USA
April 10, 2017

YOUR VOTE IS IMPORTANT!

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (THE “NOTICE” ) YOU RECEIVED IN THE MAIL, THE QUESTION “WHAT DIFFERENT METHODS CAN I USE TO VOTE?” IN THIS PROXY STATEMENT, OR, IF YOU REQUESTED PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY OR VOTING INSTRUCTIONS.

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
(858) 458-0900

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2017

This Proxy Statement and the Company’s 2016 Annual Report are both available at www.proxyvote.com.

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
(858) 458-0900

PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

The 2016 Annual Report to Stockholders, including financial statements, is being made available to stockholders together with these proxy materials on or about April 10, 2017.

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of our Board of Directors (“Board”) to be used at our Annual Meeting of Stockholders to be held on May 22, 2017 at 9:00 a.m., San Diego local time (“Annual Meeting”), and at any adjournment or postponement of the Annual Meeting, for the purposes set forth in the accompanying notice of Annual Meeting.

We have fixed the close of business on March 23, 2017 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of shares of our common stock on that date are entitled to notice of and to vote at the Annual Meeting.

Questions and Answers about the Meeting and Voting

Q: What is a Proxy Statement and why has this Proxy Statement been provided to me?

A:  A Proxy Statement is a document that the U.S. Securities and Exchange Commission (“SEC”) regulations require us to give you when we ask you to sign a proxy card with regard to voting on proposals at the Annual Meeting.  Among other things, a Proxy Statement describes those proposals and provides information about us.  Our Board is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.  The Annual Meeting will be held at the Cytori Therapeutics, Inc. corporate offices, located at 3020 Callan Road, San Diego, California 92121. We will use the proxies received in connection with proposals to:

(i)	Elect members of our Board for a one-year term;
(ii)	Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year;
(iii)	Approve the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan;
(iv)	Provide a non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive officer compensation; and
(v)	Transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Q:  Why did I receive a notice in the mail regarding Internet availability of proxy materials this year instead of a full set of proxy materials?

A:  We provide access to our proxy materials on the Internet.  Some stockholders (those who hold in “street name”) will not receive printed copies of the proxy materials unless requested. Instead, these stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) that will instruct you as to how you may access and review the proxy materials on the Internet. The Notice explains how you may vote your proxy. If you

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received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting printed materials included in the Notice.

Q:  What is a proxy?

A:  A proxy is your legal designation of another person to vote the stock you own.  That designee is referred to as a proxy holder. Designation of a particular proxy holder can be effected by completion of a written proxy card, or by voting via the Internet or by telephone.  Our President, Chief Executive Officer and Director, Marc H. Hedrick, M.D., our Chief Financial Officer, Tiago M. Girão, and our General Counsel, Jeremy B. Hayden, have each been designated as the proxy holders for the Annual Meeting.

Q:  What is the difference between a stockholder of record and a beneficial owner who holds stock in street name?

A:  You are a stockholder of record, or a “registered holder”, if your shares are registered in your own name through our transfer agent. You are a beneficial owner of our stock in street name if you hold your shares through a broker, bank or other third party institution (in this situation, the banks, brokers, etc. are the stockholders of record).The vast majority of our stockholders are represented on our share register in the name of a bank, broker or other third party institution and not in their own name. If you have elected to hold your shares in certificate form, your name will appear directly on our register as a stockholder of record.

Q:   What different methods can I use to vote?

A:  If you are a registered holder and you are viewing this proxy over the Internet, you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by telephone or by completing and mailing the proxy card provided. The website identified in our Notice provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials.

If you are the beneficial owner of stock in street name, that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your broker, bank or other nominee that must be followed in order for you to vote your shares. Your broker will be sending you a Notice which contains instructions on how to access the website and to vote your shares. If, however, you have elected to receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will receive a voting instruction form.  Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned and only proxies that have been timely voted electronically or by telephone will be counted in the quorum and voted.  The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, May 21, 2017.

Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from your broker, bank or other nominee and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxy Statement | Page 2

If you receive more than one Notice, email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

Q:  What is the record date and what does it mean?

A:  The record date for the 2017 Annual Meeting is March 23, 2017. The record date is established by our Board as required by Delaware General Corporation Law.  Owners of our common stock at the close of business on the record date are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

Q:  How can I change my vote?

A:  You may revoke your proxy and change your vote at any time before the final vote at the meeting.  You can revoke a proxy by giving written notice or revocation to our Corporate Secretary, following the Internet voting instructions, delivering a later dated proxy, or voting in person at the meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked.

Q:  What are my voting choices when voting for director nominees and what vote is needed to elect directors?

A:  In voting on the election of director nominees to serve until the 2018 Annual Meeting, stockholders may vote in favor of each nominee, or may withhold votes as to each nominee. In addition, if any other candidates are properly nominated at the meeting, stockholders of record who attend the meeting could vote for the other candidates. Directors will be elected by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the meeting, provided a quorum is present.  Stockholders are not entitled to cumulative voting rights with respect to the election of directors.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “AGAINST” this proposal. Broker non-votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

The Board recommends a vote “FOR” each of the director nominees identified in this Proxy Statement.

Q:  What are my voting choices when voting to ratify the appointment of our independent registered public accounting firm, and what vote is needed to ratify the appointment?

A:  In voting on the ratification of the appointment our independent registered public accounting firm, stockholders may vote in favor of or against the appointment, or may abstain from voting on the appointment. The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and voting at the meeting is required to approve this proposal. Abstentions will be counted as present for purposes of determining a quorum and are considered shares present and entitled to vote and thus will have the effect of a vote “AGAINST” this proposal. Brokers have discretionary authority to vote on this proposal; broker non-votes will have no effect on this proposal.

The Board recommends a vote “FOR” ratification.

Q:  What are my voting choices when voting to approve the amendment and restatement of our 2014 Equity Incentive Plan?

A:  In voting on the approval of the amendment and restatement of our 2014 Equity Incentive Plan, stockholders may vote in favor of the approval or against the approval, or may abstain from voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “AGAINST” this proposal. Broker non-votes with respect to

Proxy Statement | Page 3

this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.

The Board recommends a vote “FOR” approval of an amendment to our 2014 Equity Incentive Plan.

Q:  What are my voting choices when voting, on an advisory basis, on the frequency of holding future non-binding advisory votes on executive officer compensation?

A:  In voting, on an advisory basis, on the frequency of holding non-binding advisory votes on executive officer compensation, or “say-on-pay,” stockholders may vote to have the say-on-pay vote every year, every two years, or every three years, or may abstain from voting. The option of every year, every two years or every three years that receives the affirmative vote of holders of a majority of shares present in person or by proxy and entitled to vote on the proposal will be the frequency recommended by stockholders for the advisory vote on the compensation of our executive officers, unless none of the frequency options receives a majority vote, in which case the option that receives the highest number of votes will be considered to be the frequency recommended by stockholders. Abstentions have the same effect as a vote against each of the frequency options. Broker non-votes are not counted for any purpose in determining which frequency option has been recommended by stockholders.

The Board recommends that stockholders vote to hold future non-binding stockholder advisory votes on executive officer compensation, or “say-on-pay” votes, “EVERY YEAR.” Stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders may choose among the four choices (every year, every two years, every three years or abstain from voting) set forth above.  The Board will consider any significant vote in favor of one frequency over the other options and will evaluate the appropriate next step.

Q:  How will a proxy get voted?

A:  If you properly complete and return a proxy card or vote by Internet or by telephone, the designated proxy holders will vote your shares as you have directed. If you sign a proxy card but do not make specific choices or if you vote by Internet or telephone but do not make specific choices, the designated proxy holders will vote your shares as recommended by the Board as follows:

•	“FOR” the election of each listed nominee for director;
•	“FOR” ratification of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year;
•	“FOR” approval of the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan; and
•	for approval of the frequency of holding future non-binding advisory votes on executive officer compensation EVERY YEAR.

Q:   How are abstentions and broker non-votes counted?

A:  Abstentions and broker non-votes will be counted as present for purposes of determining a quorum.    An abstention occurs when a stockholder withholds his or her vote by checking the “abstain” box on the proxy card or (if present and voting at the meeting) a ballot.  A broker non-vote occurs when a broker, bank, or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.   Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters.  Routine matters include the ratification of the appointment of our independent registered public accounting firm. Non-routine matters include the election of directors and the other proposals in this proxy statement.

Proxy Statement | Page 4

Q:   Who pays for the solicitation of proxies?

A:  We pay the entire cost of the solicitation of proxies.  This includes preparation, assembly, printing, and mailing of the Notice, this Proxy Statement and any other information we send to stockholders.  We may supplement our efforts to solicit your proxy in the following ways:

•	We may contact you using the telephone or electronic communication;
•	Our directors, officers or other regular employees may contact you personally; or
•	We may hire agents for the sole purpose of contacting you regarding your proxy.

If we hire soliciting agents, we will pay them a reasonable fee for their services.  We will not pay directors, officers or other regular employees any additional compensation for their efforts to supplement our proxy solicitation.  We anticipate banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of common stock entitled to vote at the Annual Meeting and that we will reimburse those persons for their out-of-pocket expenses incurred in performing such services.

Q:   What constitutes a quorum?

A:  For business to be conducted at the Annual Meeting, a quorum must be present.  A quorum exists when at least 33 ⅓ % of the holders of shares of our common stock issued, outstanding and entitled to vote are represented at the meeting.  Shares of common stock represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists.

Q:  How many votes may I cast? How many shares are eligible to be voted?

A:  You may cast one vote for every share of our common stock that you owned on the record date. As of the record date, March 23, 2017, there were 23,672,429 shares of common stock outstanding, each of which is entitled to one vote.

Q:   How will voting on any “other business” be conducted?

A:  Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any additional business is presented at the Annual Meeting, your signed proxy card gives authority to the designated proxy holders to vote on such matters according to their best judgment.

Q:  Where can I find the voting results of the Annual Meeting?

A:  We will publish the final voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If the final voting results are unavailable in time to file a current report on Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, we will file an additional current report on Form 8-K with the SEC to disclose the final voting results.

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PROPOSAL #1

ELECTION OF DIRECTORS

The Board currently consists of eight (8) persons.  On March 31, 2017, Paul W. Hawran notified the Board that he did not intend to stand for re-election at the Annual Meeting.  Effective upon Mr. Hawran’s departure, the size of the Board will be reduced to seven (7) directors.  The Board, upon recommendation of our Governance and Nominating Committee, has nominated the following persons listed below for election as directors. The names of the seven (7) nominees for election as directors are set forth below (the ages shown are as of February 28, 2017). All of the nominees are currently serving as a member of our Board.  All directors are elected annually and serve one-year terms until the next Annual Meeting, or until their respective successors are duly elected. All of the nominees listed below are expected to serve as directors if they are elected.  If any nominee should decline or be unable to accept such nomination or to serve as a director, an event which our Board does not now expect, our Board reserves the right to nominate another person or to vote to reduce the size of our Board.  If another person is nominated, the proxy holders intend to vote the shares to which the proxy relates for the election of the persons nominated by our Board.

For more information on nomination of directors, see “Director Nominations” below in the section entitled “Corporate Governance.”

The Board recommends a vote “FOR” the nominees named below:

Director Nominees

Name	Age	Position
David M. Rickey	61	Chairman of the Board of Directors
Marc H. Hedrick, MD	54	President and Chief Executive Officer and Director
Richard J. Hawkins	68	Director
Gregg A. Lapointe	58	Director
Gary A. Lyons	65	Director
Ronald A. Martell	55	Director
Gail K. Naughton, Ph.D.	61	Director

David M. Rickey has served on our Board since November 1999 and has served as the Chairman of our Board since June 2013.  Mr. Rickey was previously President and Chief Executive Officer of Applied Micro Circuits Corporation, or AMCC, a publicly-held company that provides high-performance, high-bandwidth silicon solutions for optical networks, from February 1996 to March 2005.  Mr. Rickey served on the Board of AMCC from February 1996 to March 2005, and as its Chairman from August 2000 to March 2005. Mr. Rickey also served as a director of AMI Semiconductor, Inc. from 2000 to 2006 and was a director of Netlist, Inc. from 2005 to 2008, as well as several private technology companies.  He holds a B.S. from Marietta College, a B.S. from Columbia University and an M.S. from Stanford University.  Mr. Rickey’s qualifications to sit on our Board include his extensive executive experience and his service on other public company boards and committees.

Marc H. Hedrick, M.D. was appointed as Chief Executive Officer of the Company in April 2014. He was appointed as President of the Company in May 2004, and joined us as Chief Scientific Officer and Medical Director in October 2002.  Dr. Hedrick has also served as a member of our Board since October 2002.  In December 2000, Dr. Hedrick co-founded and served as President and Chief Executive Officer and Director of StemSource, Inc., a privately-held company specializing in stem cell research and development, which was acquired by us in 2002.  He is a plastic surgeon and is a former Associate Professor of Surgery and Pediatrics at the University of California, Los Angeles, or UCLA.  From 1998 until 2005, he directed the Laboratory of Regenerative Bioengineering and Repair for the Department of Surgery at UCLA.  Dr. Hedrick earned his M.D. degree from University of Texas Southwestern Medical School, Dallas and an M.B.A. from UCLA Anderson School of Management.  Dr. Hedrick’s qualifications to sit on our Board include his experience as a general, vascular and plastic surgeon; his academic appointments and achievements in the life sciences; his executive and managerial experience in stem cell research and scientific product development; and his foundational knowledge and experience of and contributions to our technology and operations.   In addition, Dr. Hedrick has extensive global experience and familiarity with the cell therapy and regenerative medical industry.

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Richard J. Hawkins has served on our Board since December 2007.  In 1982, Mr. Hawkins founded Pharmaco, a clinical research organization, or CRO, that merged with the predecessor of PPD-Pharmaco in 1991 and is one of the largest CROs in the world today.  In 1992, Mr. Hawkins co-founded Sensus Drug Development Corporation, or SDDC, a privately-held company focused on the treatment of drugs to treat endocrine disorders, which developed and received regulatory approval for SOMAVERT®, a growth hormone antagonist approved for the treatment of acromegaly, which is now marketed by Pfizer, Inc., and he served as Chairman of SDDC until 2000.  In 1994, Mr. Hawkins co-founded Corning Biopro, a contract protein manufacturing firm, where he served on the Board until Corning BioPro’s sale to Akzo-Nobel, N.V., a publicly-held producer of paints, coatings and specialty chemicals, in 2000.  In September 2003 Mr. Hawkins founded LabNow, Inc., a privately held company that develops lab-on-a-chip sensor technology, where he served as the Chairman and CEO until October 2009.  Mr. Hawkins has served on the Board of SciClone Pharmaceuticals, Inc., a publicly-held specialty pharmaceutical company, since October 2004.  In February 2011, Mr. Hawkins became CEO, and is currently CEO, of Lumos Pharma, Inc., a privately-held pharmaceutical company. He served on the Presidential Advisory Committee for the Center for Nano and Molecular Science and Technology at the University of Texas in Austin, and was inducted into the Hall of Honor for the College of Natural Sciences at the University of Texas.  Mr. Hawkins graduated cum laude with a B.S. in Biology from Ohio University.  Mr. Hawkins’s qualifications to sit on our Board include his executive experience working with life sciences companies, his extensive experience in pharmaceutical research and development, his knowledge, understanding and experience in the regulatory development and approval process and his service on other public company boards and committees.

Gregg A. Lapointe has served on our Board since March 2017.  Mr. Lapointe is currently the Chief Executive Officer of Cerium Pharmaceuticals, Inc., a privately-held specialty pharmaceutical company. From April 2008 to March 2012, Mr. Lapointe served as Chief Executive Officer of Sigma-Tau Pharmaceuticals, Inc., a pharmaceutical company focused on rare disorders and the U.S. wholly-owned subsidiary of Sigma-Tau Finanziaria S.pA. He served as Chief Operating Officer of Sigma-Tau Pharmaceuticals, Inc. from November 2003 to March 2008. Mr. Lapointe also serves on the boards of SciClone Pharmaceuticals, Inc., a publicly-held specialty pharmaceutical company (since March 2009), Soligenix, Inc., a publicly-held biopharmaceutical company (since March 2009), Immunocellular Therapeutics, Ltd., a publicly held pharmaceutical company (since September 2015) and S1Biopharma, Inc. a privately held biopharmaceutical company.   Mr. Lapointe previously served as a director of Raptor Pharmaceuticals Corp. from December 2014 until its acquisition by Horizon Pharma plc in October 2016.  Mr. Lapointe is a Certified Public Accountant in the United States. He holds a Bachelor of Commerce degree from Concordia University of Montreal, a Graduate Diploma in Public Accountancy from McGill University of Montreal and an M.B.A. from Duke University.  Mr. Lapointe’s qualifications to sit on our Board include his substantial experience in finance, management and specialty drug commercialization, including operational experience as the CEO of a pharmaceutical development and sales organization.

Gary A. Lyons has served on our Board since October 2013. Mr. Lyons has served on the Board of Neurocrine Biosciences, Inc., or Neurocrine, since 1993 and served as the President and Chief Executive Officer of Neurocrine from 1993 through January 2008. Prior to joining Neurocrine, Mr. Lyons held a number of senior management positions at Genentech, Inc., including Vice President of Business Development and Vice President of Sales. Mr. Lyons has served on the Boards of Rigel Pharmaceuticals, Inc., a publicly-held biotechnology company, since October 2005 (and as Chairman since November 2014); Vical Incorporated, a publicly-held biopharmaceutical company, since 1997; and Retrophin, Inc., a publicly-held biopharmaceutical company, since 2014 (and as Chairman since May 2016).  Mr. Lyons was previously a director of PDL BioPharma, Inc., Poniard Pharmaceuticals, Inc., Neurogesx, KaloBios Pharmaceuticals, Inc. and Facet Biotech Corporation. Mr. Lyons holds a B.S. in Marine Biology from the University of New Hampshire and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.  Mr. Lyons’ qualifications to sit on our Board include his executive experience working with life sciences companies, his extensive experience in pharmaceutical business development, his knowledge, understanding and experience in the regulatory development and approval process and his service on other public company boards and committees.

Ronald A. Martell has served on our Board since December 2016.   Mr. Martell has more than 25 years’ experience building and managing unique businesses in the biotech industry.  Mr. Martell is currently a founder of Achieve Life Sciences, ORCA BioSystems, Inc. and Cetya Therapeutics, Inc.  Most recently he served as Chief Executive Officer of Sevion Therapeutics and Executive Chairman of KaloBios Pharmaceuticals, Inc.  Prior to Sevion, Mr. Martell was President and CEO of NeurogesX, Inc. and sold the company’s assets to Acorda

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Therapeutics. Prior to NeurogesX he was Chief Executive Officer of Poniard Pharmaceuticals.  Before joining Poniard he served as Senior Vice President of Commercial Operations at ImClone Systems. Mr. Martell built ImClone Systems’ Commercial Operations and field sales force to market and commercialize Erbitux® with partners Bristol-Myers Squibb and Merck KGaA. Prior to joining ImClone Systems, Mr. Martell worked for ten years at Genentech, Inc., or Genentech, in a variety of positions, the last of which was Group Manager, Oncology Products. At Genentech, he was responsible for the launch of Herceptin® for metastatic HER-2 positive breast cancer and Rituxan® for non-Hodgkin’s lymphoma.  Mr. Martell began his career at Roche Pharmaceuticals. Mr. Martell’s qualifications to sit on our Board include his executive experience working for life sciences companies, his extensive experience in pharmaceutical business development, his knowledge, understanding of and experience in developing and commercializing pharmaceutical products, and his service on other public company boards and committees.

Gail K. Naughton, Ph.D., has served on our Board since July 2014.  Dr. Naughton is the founder of Histogen, Inc., or Histogen, a private regenerative medicine company developing innovative therapies based upon the products of cells grown under simulated embryonic conditions. She has served as Histogen’s Chief Executive Officer and Chairman of the Board since the company’s inception in 2007.  Prior to that, Dr. Naughton held key management positions, including President, Chief Operating Officer and Director, at Advanced Tissue Sciences, a company which she co-founded and was co-inventor of the core technology. Dr. Naughton has also served on the Board of C.R. Bard, Inc. since July 2004.  Dr. Naughton holds a B.S. in Biology from St. Francis College as well as a Master’s in Histology and a Ph.D. from New York University Medical Center. She also holds an EMBA from the Anderson School of Business at the University of California, Los Angeles.  Dr. Naughton’s qualifications to sit on our Board include her extensive executive experience, her in-depth knowledge of the healthcare industry and regenerative medicine technology, and her service on other public company boards and committees.

Required Vote

The nominees will be elected by an affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal, assuming a quorum is present. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal. Broker non-votes will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal. Stockholders do not have cumulative voting rights in the election of directors.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD NAMED ABOVE.

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PROPOSAL #2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP, or BDO, as our independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that we submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

BDO has served as our independent registered public accounting firm since July 2016. Prior to commencement of BDO’s services, KPMG, LLP, or KPMG, served as our independent registered public accounting firm. The selection of the independent registered public accounting firm is not required to be submitted for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that the change would be in the Company’s best interests.

Representatives of BDO will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Additional information concerning the Audit Committee and BDO can be found in the “Audit Matters” section of this Proxy Statement.

Required Vote

The proposal to ratify the appointment of BDO requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

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PROPOSAL #3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
CYTORI THERAPEUTICS, INC.
2014 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan.  The Cytori Therapeutics, Inc. 2014 Equity Incentive Plan, as amended, as in effect prior to March 31, 2017 is referred to herein as the “2014 Plan.”  On March 31, 2017, our Board approved the amendment and restatement of the 2014 Plan, subject to stockholder approval.  The amended and restated 2014 Plan is referred to herein as the “Restated Plan.”

All share numbers in this proposal have been adjusted to reflect the 1-for-15 reverse stock split that was effected in May 2016.

Overview of Proposed Amendments and Key Features

Increase in Share Reserve; ISO Limit.  Our Board believes that approval of Restated Plan is in the best interests of our Company and stockholders because the availability of an adequate number of shares reserved for issuance under our equity compensation plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success.  As of March 31, 2017, a total of 900,133 shares of our common stock were reserved under the 2014 Plan, the aggregate number of shares of common stock subject to awards under the 2014 Plan was 869,838 and 20,891 shares of common stock remained available under the 2014 Plan for future issuance.

Pursuant to the Restated Plan, an additional 2,000,000 shares will be reserved for issuance under the Restated Plan over the existing share reserve under the 2014 Plan.

On March 31, 2017, our Board granted to Gregg A. Lapointe, one of our non-employee directors, stock options to purchase an aggregate of 50,000 shares of our common stock under the Restated Plan, which awards were granted out of the proposed share reserve increase and are subject to stockholder approval of the Restated Plan (the “Contingent Options”).  After giving effect to the Contingent Options, and assuming approval of this proposal, as of March 31, 2017, a total of 1,970,891 shares remained available for issuance under the Restated Plan.   The Company may grant further awards to employees, including executive officers, and consultants under the Restated Plan prior to the Annual Meeting in the ordinary course of business, which awards will also be Contingent Options that are subject to stockholder approval of the Restated Plan.  In the event stockholder approval of the Restated Plan is not obtained, all of the Contingent Options will automatically be forfeited, the Restated Plan will cease to be effective and the original 2014 Plan in effect prior to the adoption of the Restated Plan will continue in full force and effect.

Pursuant to the Restated Plan, the maximum number of shares of common stock that may be issued or transferred pursuant to incentive stock options (“ISOs”), as defined under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), under the Restated Plan shall be increased from 900,133 to 2,900,133 shares.

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Restated Plan in the event of certain corporate events as described below under “Adjustments for Capital Structure Changes.”

Extension of Term.  The term of the Restated Plan will also be extended for a new ten-year term so that the Restated Plan will terminate on March 30, 2027.  The 2014 Plan is currently set to terminate in February 2024.

Stockholder Approval Under Section 162(m) of the Code. Our stockholders are being asked to approve the Restated Plan to satisfy the stockholder approval requirements of Section 162(m) (“Section 162(m)”) of the Code and to approve the material terms of the performance goals for awards that may be granted under the Restated Plan as required under Section 162(m). In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to our Chief Executive Officer or any of our three other most highly compensated executive officers (other than our Chief Financial Officer). Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as “performance-based” under Section 162(m) does not count against the $1 million deduction limitation.

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One of the requirements of “performance-based” compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by our public stockholders. For purposes of Section 162(m), the material terms include (1) the employees eligible to receive compensation, (2) a description of the business criteria on which the performance goals may be based and (3) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Restated Plan is discussed below, and stockholder approval of this Proposal 3 is intended to constitute approval of the material terms of the Restated Plan for purposes of the stockholder approval requirements of Section 162(m).

Stockholder approval of the Restated Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the Restated Plan to qualify for the “performance-based” compensation exemption under Section 162(m), and submission of the material terms of the Restated Plan performance goals for stockholder approval should not be viewed as a guarantee that we will be able to deduct all compensation under the Restated Plan. Nothing in this Proposal 3 precludes us or the plan administrator from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Individual Award Limits.  The Restated Plan imposes limits on the awards that may be granted to any person under the Restated Plan as follows:

•	The maximum number of shares of our common stock that may be subject to one or more options or SARs granted to any one person pursuant to the Restated Plan during any fiscal year is 2,000,000 shares.
•

The maximum number of shares of our common stock that may be subject to one or more awards (other than options or SARs) granted to any one person pursuant to the Restated Plan during any fiscal year is 2,000,000 shares.

•	The maximum amount that may be paid under cash awards pursuant to the Restated Plan to any one participant during any fiscal year is $5,000,000.

The foregoing limits represent changes from the individual award limits under the 2014 Plan, which, after giving effect to our 1-for-15 reverse stock split effected in May 2016, were as follows:  (1) under the 2014 Plan, no employee could be granted within any fiscal year one or more options or SARs intended to qualify as performance-based compensation to purchase more than 133,333 shares under options or to receive compensation calculated with reference to more than that number of SARs (this number was 200,000 for a newly hired employee); (2) under the 2014 Plan, no employee could be granted within any fiscal year one or more “full value” awards intended to qualify as performance-based compensation which, in the aggregate, could result in the employee receiving more than 100,000 shares for each fiscal year in a performance period for such award participant (this number was 133,333 for a newly hired employee); and (3) with respect to a performance-based award under the 2014 Plan payable in cash, the maximum amount was $5,000,000 for each fiscal year in the performance period for such award.

Non-Employee Director Compensation Limits.  The Restated Plan continues the limits on non-employee director compensation as were in effect under the 2014 Plan.  Under the Restated Plan, the total aggregate value of cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year under the Restated Plan may not exceed $500,000 (increased to $700,000 in the calendar year of a non-employee director’s initial service as a non-employee director). The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

The Restated Plan does not amend the 2014 Plan in any material respect other than to reflect the changes described above.

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Key Features Designed to Protect Stockholders’ Interests

The design of the Restated Plan reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the plan:

•	Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors, administers the Restated Plan.
•	No evergreen feature. The maximum number of shares available for issuance under the Restated Plan is fixed and cannot be increased without stockholder approval.
•	No Single-Trigger Vesting of Awards. The Restated Plan does not have single-trigger accelerated vesting provisions for changes in control.
•

Repricing and reloading prohibited.  Stockholder approval is required for any repricing, replacement, or buyout of underwater awards.  In addition, no new awards are granted automatically upon the exercise or settlement of any outstanding award.

•	Limitations on Dividend Payments on Awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.
•

No discount awards; maximum term specified.  Stock options and stock appreciation rights must have an exercise price or base price no less than the fair market value on the date the award is granted and a term no longer than ten years’ duration.

•

Award design flexibility.  Different kinds of awards may be granted under the Restated Plan, giving us the flexibility to design our equity incentives to compliment the other elements of compensation and to support the attainment of our strategic goals.

•

Share counting.  The number of shares remaining for grant under the Restated Plan is reduced by the gross number of shares subject to options and stock appreciation rights settled on a net basis, and shares withheld for taxes in connection with options or stock appreciation rights or tendered in payment of an option’s exercise price are not recycled.

•	Non-employee director limits. The Restated Plan contains a limit on the compensation that may be paid to any non-employee member of our Board in any calendar year.
•

Limitations on Grants.  As described below, the Restated Plan establishes limits on the number of shares for which awards may be granted to any person in any fiscal year and the maximum amount that may be paid in cash during any fiscal year with respect to cash-based awards.

•	No tax gross-ups. The Restated Plan does not provide for tax gross-ups.
•	Fixed term. The Restated Plan has a fixed term of ten years.

Shares Available Under the Plan and Historical Use of Equity

We have operated, and continue to operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors, and other service providers of the highest caliber.  One of the tools our Board regards as essential in addressing these challenges is a competitive equity incentive program.  Our equity incentive program is designed to provide a vehicle under which a variety of stock-based and other awards can be granted to service providers (including, employees, consultants, and directors) of our company (and its subsidiaries) which align the interests of award recipients with those of our stockholders, reinforce key goals and objectives that help drive stockholder value, and attract, motivate and retain experienced and highly qualified individuals who will contribute to our success.

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Unless the Restated Plan is authorized and approved by our stockholders, the number of shares available for issuance under the 2014 Plan will be too limited to effectively achieve its purpose as an incentive and retention tool for employees, directors and consultants that benefits all of our stockholders.  The proposed increase in the share reserve under the Restated Plan over the existing share reserve under the 2014 Plan will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success.  Without sufficient equity awards to effectively attract, motivate and retain employees, we may be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would then reduce the cash available for other purposes. Our equity incentive program is broad-based. As of March 31, 2017, 38 of our approximately 65 employees had received grants of equity awards, all seven of our non-employee directors had received grants of equity awards and none of our consultants had received grants of equity awards. We have historically granted equity awards to consultants only under specific, limited circumstances.

The following table sets forth the number of awards outstanding under the 1997 Stock Option and Stock Purchase Plan (the “1997 Plan”), the 2004 Stock Option and Stock Purchase Plan (the “2004 Plan”), the 2014 Plan and the 2015 New Employee Incentive Plan (the “Inducement Plan”), as well as the number of shares which remain available for grant under the 2014 Plan and Inducement Plan, the number of shares we are asking stockholders to authorize for future issuance under the Restated Plan, and the Contingent Options granted under the Restated Plan subject to stockholder approval, along with the potential equity dilution represented by the outstanding shares and shares available for future awards as a percentage of the common shares outstanding (determined on a fully diluted basis), in each case as of March 31, 2017.

	Number of Shares	As a % of Shares Outstanding(1)	Dollar Value(2)
1997 Plan
Options outstanding	4,450	0.02%	$7,031
Weighted average exercise price of outstanding options	$86.19
Weighted average remaining term of outstanding options	0.31 years
Restricted stock units outstanding	—	—	—
2004 Plan
Options outstanding	221,491	0.88%	$349,956
Weighted average exercise price of outstanding options	$56.53
Weighted average remaining term of outstanding options	4.88 years
Restricted stock units outstanding	515	*	$814
2014 Plan
Options outstanding	869,838	3.45%	$1,372,344
Weighted average exercise price of outstanding options	$3.60
Weighted average remaining term of outstanding options	9.35
Restricted stock units outstanding	—	—	—
Shares Remaining Available for Issuance	20,891	*	$33,008
Inducement Plan
Options outstanding	33,333	0.13%	$52,666
Weighted average exercise price of outstanding options	$2.18
Weighted average remaining term of outstanding options	9.35 years
Restricted stock units outstanding	—	—	—
Shares Remaining Available for Issuance	283,333	1.12%	$447,666
Restated Plan
Proposed aggregate increase to share reserve	2,000,000	7.94%	$3,160,000
Contingent Options outstanding	50,000	0.20%	$79,000
Weighted average exercise price of Contingent Options	$1.58
Weighted average remaining term of Contingent Options	10.0 years
Shares remaining available for grant under Restated Plan assuming approval of the Restated Plan	1,970,891	7.82%	$3,114,008

*	Less than 0.01%

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(1)

Based on 24,940,979 shares of our common stock outstanding as of March 31, 2017, determined on a fully diluted basis, meaning the total shares outstanding includes shares issuable under authorized and outstanding awards under our equity compensation plans and remaining shares available for issuance under our equity compensation plans (but excluding the 11,577 shares reserved for future issuance under our 2011 Employee Stock Purchase Plan as of such date).

(2)	Based on the closing price of our common stock on March 31, 2017 of $1.58 per share.

At the 2016 Annual Meeting, our stockholders approved a 333,333 share increase (the “2016 Increase”) to the share reserve under the 2014 Plan.  The amount of this increase was carefully reviewed and analyzed with reference to a number of factors and within the context of our historical grant history and projected grants to existing and new employees. Though at the time of the 2016 Annual Meeting we believed that the 2016 Increase would be sufficient to last through mid-2017, the reverse stock split we completed in May 2016 had a materially greater negative impact on our stock price than anticipated.  Thus, subsequent award grants to directors, executive officers and employees in the first quarter of 2017 consumed a larger portion of our available share reserve under the 2014 Plan than anticipated at the time of the 2016 Increase.  However, the Compensation Committee deemed these grants necessary and appropriate based on relevant benchmarks for director and officer equity compensation, and as necessary and advisable to compensate our directors for their services and retain and incentivize executive management. Upon completion in March 2017 of our annual equity award grant-making process to directors, officers and employees, our remaining share reserve under the 2014 Plan was largely depleted.

Among the factors the Board considered in determining the appropriate size of the increase to the share reserve for the Restated Plan was the Company’s recent stock price performance, its prior grant history and the range of potential uses of equity compensation for the next few years.  Other factors considered by the Board include, but are not limited to, the ratio of the number of shares issued to employees relative to the total number of outstanding shares, the use of both time and performance-based vesting requirements, and a comparison of the Company’s rate of burn of employee equity to industry/market cap peer companies. The Board also considered the availability of shares available for issuance to new employees under our Inducement Plan.  The Inducement Plan currently has 316,666 shares reserved for issuance over the term of the plan, 283,333 of which were available for issuance as of March 31, 2017.  With the Inducement Plan available for use with respect to new employee grants, the Board decreased the proposed requested increase to the existing share reserve under the 2014 Plan to reflect the number of equity awards that we anticipate will be eligible to be granted under the Inducement Plan.  However, as the Inducement Plan can be used only for new employees’ grants in connection with commencement of their employment with us, its impact on our aggregate anticipated director, officer and employee grants is relatively modest. Based on our analysis of the foregoing considerations and other relevant considerations, we believe that, after taking into account the proposed share increase, the Restated Plan’s share reserve will be sufficient for us to make grants of equity incentive awards under the Restated Plan for approximately two years.  Of course, however, changes in business practices, industry standards, our compensation strategy, or equity market performance could alter this projection.  In addition, we are growing rapidly and as a result, our employee population is also growing.  Accordingly, although the requested authorized share reserve is designed to accommodate equity compensation needs under a variety of scenarios for approximately two years, under some scenarios the reserve could prove to be insufficient for this period, in which case the stockholders would have the opportunity to either approve or disapprove any addition to the requested share reserve.  We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time.

The following table sets forth the number of shares we have granted (under our 2004 Plan, our 2014 Plan and our Inducement Plan) during our last three fiscal years and our annual and three-year average burn rate (calculated as (1) the gross number of shares subject to equity awards granted during the year divided by (2) the weighted average common shares outstanding for such year).

	Fiscal 2016	Fiscal 2015	Fiscal 2014	Three-Year Average
Stock Options Granted	347,407	144,514	203,833	231,918
Restricted Stock and Restricted Stock Units	—	36,101	7,716	14,606
Weighted average common shares outstanding	17,290,933	9,386,488	5,388,713	10,688,711
Burn Rate	2.01%	1.92%	3.93%	2.31%

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In fiscal year 2016, the end of year overhang rate was approximately 6.61%. If the Restated Plan is approved, we expect our overhang at the end of 2017 will be approximately 14.87%. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards under our equity compensation plans at the end of the fiscal year, by (2) the number of shares outstanding at the end of the fiscal year (which shares outstanding for purposes of this clause (2) will be deemed to include the total number of shares determined pursuant to clause (1) above).

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the Restated Plan is reasonable and appropriate at this time. Our Board will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

Stockholder Approval Requirement for the Proposal

Stockholder approval of the Restated Plan is necessary in order for us to (1) meet the stockholder approval requirements of the NASDAQ Stock Market, (2) take tax deductions for certain compensation resulting from awards granted thereunder intended to qualify as performance-based compensation under Section 162(m) of the Code, as discussed above, and (3) grant ISOs thereunder.

If the Restated Plan is not approved by our stockholders, the Restated Plan will cease to be effective, the  original 2014 Plan in effect prior to the approval of the Restated Plan by our Board will continue in full force and effect, and we may continue to grant awards under the 2014 Plan, subject to its terms, conditions and limitations, using the limited remaining shares available for issuance thereunder.  In addition, if the Restated Plan is not approved by our stockholders, all of the Contingent Options subject to stockholder approval will terminate.

Summary of the Restated Plan

What follows is a summary of the material terms of the Restated Plan.  This summary is qualified in its entirety by the specific language of the Restated Plan, which is attached as Appendix A to this Proxy Statement.

General.  The purpose of the Restated Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company.  These incentives are provided through the grant of stock options, SARs, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards and deferred compensation awards.

Authorized Shares.  Subject to certain equitable adjustments for capital structure changes, as described in more detail below, the maximum aggregate number of shares authorized for issuance under the Restated Plan is 2,900,133.

Share Counting.  Each share subject to an award under the Restated Plan will reduce the number of shares remaining available for grant under the Restated Plan by one share.

If any award granted under the Restated Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Restated Plan.  Shares will not be treated as having been issued under the Restated Plan and will, therefore, not reduce the number of shares available for issuance to the extent an award is settled in cash.  Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation for an option or stock appreciation right, or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Restated Plan.  Upon the exercise of a SAR or net-exercise of an option, the number of shares available under the Restated Plan will be reduced by the gross number of shares for which the award is exercised. Shares reacquired by the Company on the open market or otherwise using

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cash proceeds from the exercise of options shall not be added to the shares of Stock authorized for grant under the Restated Plan.

Adjustments for Capital Structure Changes.  Appropriate and proportionate adjustments will be made to the number of shares authorized under the Restated Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock effected without receipt of consideration by us, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock.  In such circumstances, the Compensation Committee also has the discretion under the Restated Plan to adjust other terms of outstanding awards as it deems appropriate.

Other Award Limits.   The maximum number of shares of our common stock that may be subject to one or more options or SARs granted to any one person pursuant to the Restated Plan during any fiscal year is 2,000,000 shares.  The maximum number of shares of our common stock that may be subject to one or more awards (other than options or SARs) granted to any one person pursuant to the Restated Plan during any fiscal year is 2,000,000 shares.  The maximum amount that may be paid under cash awards pursuant to the Restated Plan to any one participant during any fiscal year is $5,000,000.

In addition, to comply with applicable tax rules, the Restated Plan also limits to 2,900,133 the number of shares that may be issued upon the exercise of ISOs granted under the Restated Plan.

Under the Restated Plan, the total aggregate value of cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year under the Restated Plan may not exceed $500,000 (increased to $700,000 in the fiscal year of a non-employee director’s initial service as a non-employee director). The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

All of the foregoing numbers shall be subject to adjustment pursuant to the terms of the Restated Plan in the event of certain corporate events as described below under “Adjustments for Capital Structure Changes.”

Administration.  The Restated Plan generally will be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the Restated Plan or to administer the Restated Plan directly.  In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Restated Plan must be by a committee comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.  (For purposes of this summary, the term “Committee” will refer to any such duly appointed committee or the Board.)  Subject to the provisions of the Restated Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions.  The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) of the Code or otherwise provided by the Restated Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.  The Restated Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Restated Plan.  All awards granted under the Restated Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Restated Plan.  The Committee will interpret the Restated Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Restated Plan or any award.

Prohibition of Option and SAR Repricing.  The Restated Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may

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not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility.  Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company.  Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company.  As of March 31, 2017, we had approximately 65 employees, including five  executive officers, seven non-employee directors, and approximately 25 consultants who were eligible to participate in the Restated Plan.  We historically have granted equity awards to consultants only under specific, limited circumstances.

Stock Options.  The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these.  The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant.  However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.  The closing price of our common stock on the NASDAQ Stock Market on March 31, 2017 was $1.58 per share.

The Restated Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; by such other lawful consideration as approved by the Committee; or by any combination of these.  Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant.  No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The maximum term of any option granted under the Restated Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years.  Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for two years, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Restated Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.  However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.

Stock Appreciation Rights.  The Committee may grant stock appreciation rights (a “SAR”).  A SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee.  The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any SAR, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares.  At the Committee’s discretion, payment of this amount upon the exercise of a SAR may be made in cash or shares of common stock.  The maximum term of any SAR granted under the Restated Plan is ten years.

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SARs are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.  If permitted by the Committee, a SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.  Other terms of SARs are generally similar to the terms of comparable stock options.

Restricted Stock Awards.  The Committee may grant restricted stock awards under the Restated Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant.  The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock.  Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards.  Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested.  Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service.  Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions will be subject to the same restrictions, including vesting conditions, as the original award.

Restricted Stock Units.  The Committee may grant restricted stock units under the Restated Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement.  No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company.  The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards.  Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service.  Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards.  However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award.

Cash-Based Awards and Other Stock-Based Awards.  The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines.  Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards.  Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards.  Settlement of awards may be in cash or shares of common stock, as determined by the Committee.  A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award.  The committee may grant dividend equivalent rights with respect to other stock-based awards.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award.  The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Performance Awards.  The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant.  These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units.  Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period.  To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of

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restricted stock that are subject to additional vesting) or any combination thereof. In its discretion, the Committee may provide for a participant awarded performance shares of to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock.  Any such dividend equivalent rights will be subject to the same vesting conditions as the underlying award. The Committee may provide for performance award payments in lump sums or installments.    The Committee will determine whether performance awards are intended to constitute “performance-based compensation” within the meaning of Section 162(m) of the Code, in which case the applicable performance criteria will be selected from the list below in accordance with the requirements of Section 162(m) of the Code.

Performance-based compensation under Section 162(m). The Committee may issue performance-based awards that are intended to constitute “performance-based compensation” under Section 162(m).  The Committee may also grant performance-based awards that are not intended to constitute “performance-based compensation” under Section 162(m).

In order to constitute “performance-based compensation” under Section 162(m) of the Code, in addition to certain other requirements, the relevant amounts must be payable only upon the attainment of pre-established, objective performance goals set by our compensation committee and linked to stockholder-approved performance criteria.  Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award.  Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee.  The Committee, in its discretion, may base performance goals applicable to awards intended to qualify as “performance-based compensation” under Section 162(m) on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee.  The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.  For all awards intended to qualify as “performance-based compensation” for purposes of Section 162(m), such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m).

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant.  The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code.  However, no such reduction may increase the amount paid to any other participant.  The Committee may make positive or negative adjustments to award payments under awards that are not intended to qualify as “performance-based compensation” under Section 162(m) to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee.

Change in Control.  Unless otherwise defined in a participant’s award or other agreement with the Company, the Restated Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the Restated Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the

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event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock.  If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control.  In general, any awards which are not assumed, substituted for or otherwise continued in connection with a Change in Control or exercised or settled prior to the Change in Control will terminate effective as of the time of the Change in Control.  Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines.  The Restated Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award.

Amendment, Suspension or Termination.  The Restated Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Restated Plan following the tenth anniversary of the date the Restated Plan was adopted by the Board.  The Committee may amend, suspend or terminate the Restated Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Restated Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law.  No amendment, suspension or termination of the Restated Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect on an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Restated Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options.  A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an ISO qualifying under Section 422 of the Code.  Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition.  Any gain in excess of that amount will be a capital gain.  If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss.  Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an ISO is treated as an adjustment in computing the participant’s alternative minimum taxable

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income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.  Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.  Options not designated or qualifying as ISOs are nonstatutory stock options having no special tax status.  A participant generally recognizes no taxable income upon receipt of such an option.  Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss.  We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights.  A Participant recognizes no taxable income upon the receipt of a stock appreciation right.  Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock.  A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares.  The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested).  If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.  A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award.  Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received.  If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Section 162(m) Limitation.  Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the Restated Plan, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

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Qualified “performance-based compensation”  is disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock awards will generally qualify as performance-based compensation if (1) the award is granted by a compensation committee composed solely of two or more “outside directors,” (2) the plan contains a per-employee limitation on the number of awards which may be granted during a specified period, (3) the material terms of the plan are disclosed to and approved by the stockholders, (4) for stock options and SARs, the amount of compensation an employee could receive is based solely on an increase in the value of the stock after the date of the grant (which requires that the exercise price of the option is not less than the fair market value of the stock on the date of grant), and for awards other than options and SARs, established performance criteria that must be met before the award actually will vest or be paid, and (5) in the case of awards other than stock options and SARs, the compensation committee has certified that the performance goals have been met prior to payment.

The Restated Plan is designed to permit our compensation committee to grant awards which may qualify as “performance-based compensation” under Section 162(m); however, awards granted under the Restated Plan will only be treated as “performance-based compensation” under Section 162(m) if the awards and the procedures associated with them comply with all other requirements of Section 162(m). As one of the factors in its decisions regarding grants under and administration of the Restated Plan, the compensation committee will consider the anticipated effect of Section 162(m). These effects will depend upon a number of factors, including not only whether the grants qualify for the performance exception, but also the timing of executives’ vesting in or exercise of previously granted equity awards and receipt of other compensation. Furthermore, interpretations of and changes in the tax laws and other factors beyond the compensation committee’s control may also affect the deductibility of compensation. For these and other reasons, the compensation committee may make grants that do not qualify for the performance exception and our tax deductions for those grants may be limited or eliminated as a result of the application of Section 162(m).

Plan Benefits

Plan Benefits.  The following table shows the number of shares issued pursuant to awards or subject to awards issued as of February 28, 2017 under the 2014 Plan since its inception to the following individuals and groups:

Name and Position	Number of Shares Underlying Options Granted (#)	Number of Shares Underlying RSUs Granted (#)(2)
Marc H. Hedrick, M.D. President and Chief Executive Officer	71,613	8,000
Tiago Girão VP of Finance and Chief Financial Officer	41,322	4,000
John D. Harris Vice President and General Manager of Cell Therapy	45,655	—
All executive officers as a group (5 persons)	188,966	12,000
All directors who are not employees, as a group (6 persons) (1)	201,270	4,404
All employees as a group (excluding executive officers) (60 persons)	147,414	9,841

(1)

Our non-employee directors are eligible to receive automatic equity awards under our director compensation policy, as described under the heading “Executive Compensation – Director Compensation” below.

(2)	Reflects the target number of RSUs granted. The maximum number of RSUs was equal to 200% of target.

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New Plan Benefits.  On March 31, 2017, our Board granted the Contingent Options to Gregg A. Lapointe under the Restated Plan, subject to stockholder approval.   The Contingent Options vest in two equal installments on each of the first two anniversaries of the date of Mr. Lapointe’s appointment to the Board.  The following table sets forth information pertaining to the Contingent Options granted under the Restated Plan. In the event stockholder approval of the Restated Plan is not obtained, all of the Contingent Options will be automatically forfeited.

Name and Position	Number of Shares Underlying Contingent Options Granted (#)
Marc H. Hedrick, M.D. President and Chief Executive Officer	—
Tiago Girão VP of Finance and Chief Financial Officer	—
John D. Harris Vice President and General Manager of Cell Therapy	—
All executive officers as a group (5 persons)	—
All directors who are not employees, as a group (7 persons) (1)	50,000
All employees as a group (excluding executive officers) (58 persons)	—

(1)

Our non-employee directors are eligible to receive automatic equity awards under the Restated Plan under our director compensation policy, as described under the heading “Executive Compensation – Director Compensation” below.

The granting of all other future awards under the Restated Plan is subject to the discretion of the Board or the Committee, therefore, the benefits or amounts that any participant or group of participants may receive in the future under the Restated Plan are not currently determinable. The Committee may grant further awards to eligible individuals under the Restated Plan prior to the annual meeting in the ordinary course of business, which awards will also be Contingent Options that are subject to stockholder approval of the Restated Plan.

Vote Required

Approval of this proposal would require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.  Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes against this proposal.  Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

The Board believes that the amendment and restatement of the 2014 Plan is in the best interests of Cytori and its stockholders for the reasons stated above.  Therefore, the Board unanimously recommends a vote “FOR” approval of the amendment and restatement of the 2014 Plan.

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PROPOSAL #4

NON-BINDING ADVISORY VOTE REGARDING FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and related SEC regulations, we are required to provide our stockholders not less than once every six years with the opportunity to cast an advisory vote on the frequency at which future advisory “say on pay” votes on executive compensation will be proposed to our stockholders.  We last provided our stockholders with the opportunity to vote on the frequency of future advisory “say on pay” votes on executive compensation at our 2011 annual meeting, at which time our stockholders voted that advisory “say on pay” votes on executive compensation would take place every three years.  The most recent “say on pay” vote on executive compensation occurred at our 2015 annual meeting.

We are again asking stockholders to vote on whether future non-binding advisory “say on pay” votes on executive compensation should occur every year, every two years or every three years. After careful consideration of this proposal, our Board has determined that an advisory vote on executive officer compensation that occurs every year is the most appropriate alternative for us, and therefore our Board recommends that you vote for an advisory vote on executive compensation to occur every year. Even though our executive compensation programs stress long-term value creation and look at long-term performance, we still believe a one-year interval for the advisory vote on executive compensation is most appropriate.

This Proposal gives you the opportunity to express your views on the frequency of stockholder advisory votes regarding our executive officer compensation.  The advisory vote by the stockholders on frequency is distinct from the advisory vote on the compensation of our executive officers; this Proposal deals with the issue of how frequently such a vote on such compensation should be presented to our stockholders.

In this regard, we are soliciting your vote on whether the compensation of our executive officers be submitted to stockholders for an advisory vote every year, every two years, or every three years. You may vote for one of these three alternatives or you may abstain from making a choice.

The vote on this Proposal is advisory and therefore not binding on us or our Board.  However, we value your opinions and to the extent there is any significant vote in favor of one frequency over the other options, the Board will take this into account when considering how frequently we should conduct future advisory votes on the compensation of our executive officers.   The Board may, however, decide that it is in the best interest of the Company and the stockholders to hold future advisory votes on executive compensation more or less frequently than the option that has been selected by the stockholders.

Required Vote and Board Recommendation

The option of every year, every two years or every three years that receives the affirmative vote of holders of a majority of shares present in person or by proxy and entitled to vote on the proposal will be the frequency recommended by stockholders for the advisory vote on the compensation of our executive officers, unless none of the frequency options receives a majority vote, in which case the option that receives the highest number of votes will be considered to be the frequency recommended by stockholders. Abstentions have the same effect as a vote against each of the frequency options. Broker non-votes are not counted for any purpose in determining which frequency option has been recommended by stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR A FREQUENCY OF “EVERY YEAR” FOR FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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CORPORATE GOVERNANCE

During the year ended December 31, 2016:

•	the Board held eleven meetings and took action via unanimous written consent six times;
•	the Audit Committee met eight times and took action via unanimous written consent one time;
•	the Compensation Committee met two times and took action via unanimous written consent one time;
•	the Governance and Nominating Committee met three times and did not take any actions via unanimous written consent;
•	the Executive Committee met one time did not take action via unanimous written consent; and
•	the sub-committee of the Executive Committee, comprised of our Chairman and our CEO, took action via unanimous written consent two times.

Each member of the Board attended seventy-five percent (75%) or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of committees of the Board on which such member served, during the period of such member’s service, other than Richard Hawkins, whose attendance rate was slightly under 75% due to the fact that we were required to reschedule certain calendared Board and Committee meetings to dates and times that precluded Mr. Hawkins’ attendance.

All Board members are encouraged to attend our annual meetings of stockholders in person. However, in 2016, our stockholder meeting date did not coincide with our regularly scheduled quarterly Board meeting.  Mr. Rickey, our Chairman, and Dr. Hedrick attended our 2016 Annual Meeting of Stockholders.

Board Independence

The Board has determined that Dr. Naughton and Messrs. Hawkins, Hawran, Lapointe, Lyons, Martell and Rickey are “independent” under the rules of the NASDAQ Stock Market. Under applicable SEC and the NASDAQ rules, the existence of certain “related person” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. The Board is not able to consider Dr. Hedrick, our President and Chief Executive Officer, independent, as a result of his employment with us during his tenure as one of our directors.

Board Leadership Structure

Our bylaws and governance principles provide the Board with the flexibility to combine or separate the positions of Chairman and Chief Executive Officer. Historically, these positions have been separate. Our Board believes that the separation of these positions strengthens the independence of our Board and allows us to have a Chairman focused on the leadership of the Board while allowing our Chief Executive Officer to focus more of his time and energy on managing our operations. The Board currently believes this structure works well to meet the leadership needs of the Board and of the Company. Dr. Hedrick, our President and Chief Executive Officer, has comprehensive industry expertise and is able to devote substantial time to the Company, and Mr. Rickey, our Chairman, is able to devote focus on longer term and strategic matters, and to provide related leadership to the Board. As a result, we do not currently intend to combine these positions; however a change in this leadership structure could be made if the Board determined it was in the best long-term interests of stockholder based upon a departure of either our Chief Executive Officer or Chairman. For example, if the two roles were to be combined, we believe that the independence of the majority of our directors, and the three fully independent Board committees, would provide effective oversight of our management and the Company.

The Board’s Role in Risk Oversight

The Board’s role in risk oversight includes assessing and monitoring risks and risk management. The Board reviews and oversees strategic, financial and operating plans and holds management responsible for identifying and moderating risk in accordance with those plans. The Board fulfills its risk oversight function by reviewing and

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assessing reports from members of management on a regular basis regarding material risks faced by us Company and applicable mitigation strategy and activity. The reports cover the critical areas of operations, sales and marketing, development, regulatory and quality affairs, intellectual property, clinical development, legal and financial affairs. The Board and its Committees (described below) consider these reports; discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

Board Committees

The Board has standing Audit, Compensation, Executive, and Governance and Nominating Committees.  All members of the Compensation Committee, Audit Committee, and Governance and Nominating Committee are independent directors.

Compensation Committee

The Compensation Committee currently consists of Mr. Lyons (Chairman), Dr. Naughton and Mr. Rickey.   In May 2016, Tommy Thompson, a former director, stepped down as the Chairman (and a member) of our Compensation Committee. Mr. Lyons replaced Mr. Thompson as Chairman of the Compensation Committee, and Mr. Rickey joined the Compensation Committee to fill the vacancy created by Mr. Thompson’s departure.  Each of the members of our Compensation Committee is independent as defined by NASDAQ, a “Non-Employee Director” as defined by rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended, and an “outside director” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended.  The Committee Chairman is responsible for setting the Committee’s calendar and meeting agenda.

The Compensation Committee is responsible for developing and implementing compensation programs for our executive officers and other employees, subject only to the discretion of the full Board. More specifically, our Compensation Committee establishes base salary rates for each of the Company’s officers, and administers our 2004 Equity Incentive Plan, our 2014 Equity Incentive Plan, our Executive Management Incentive Compensation Plan, our 2011 Employee Stock Purchase Plan and our 2015 New Employee Incentive Plan. The Compensation Committee establishes the compensation and benefits for our Chief Executive Officer and other executive officers, and also reviews the relationship between our performance and our compensation policies as well as assessing any risks associated with our compensation policies. In addition, the Compensation Committee reviews, and advises the Board on director compensation matters and on, regional and industry-wide compensation practices and trends in order to assess the adequacy of our executive compensation programs. The charter of the Compensation Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under Investor Relations – Corporate Governance.

Our CEO attends some of the meetings of the Compensation Committee upon invitation, but does not participate in the executive sessions of the Compensation Committee.

Audit Committee

Our Audit Committee currently consists of Mr. Hawran (Chairman), Mr. Hawkins and Mr. Lyons.  At the outset of 2016, Mr. Hawran (Chairman), Mr. Thompson and Mr. Hawkins were the members of our Audit Committee.  Upon Mr. Thompson’s departure in May 2016, Mr. Lyons joined the Audit Committee.  The Audit Committee is comprised solely of independent directors, as defined by NASDAQ.  The Board has determined that Mr. Hawran is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC Regulation S-K.  Effective automatically upon Mr. Hawran’s departure from the Board as of date of our Annual Meeting, Mr. Lapointe shall be appointed as a member and Chairperson of our Audit Committee.  Mr. Lapointe has been deemed to be an independent director, as defined by NASDAQ, and the Board has further made the determined that Mr. Lapointe is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC Regulation S-K.  The charter of the Audit Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under Investor Relations – Corporate Governance.

The Audit Committee selects our auditors, reviews the scope of the annual audit, approves the audit fees and non-audit fees to be paid to our auditors, and reviews our financial accounting controls with the staff and the

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auditors.  The Audit Committee is also charged with review and oversight of management’s enterprise risk management assessment.

Governance and Nominating Committee

Our Governance and Nominating Committee currently consists of Mr. Hawkins (Chairman), Mr. Martell and Dr. Naughton.  Mr. Martell replaced Mr. Lyons as a member of Governance and Nominating Committee in December 2016.  The Governance and Nominating Committee is comprised solely of independent directors, as defined by NASDAQ.  The Governance and Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board.  The Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board.  The charter of the Governance and Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cytori.com under “Investor Relations – Corporate Governance.”

Executive Committee

The Executive Committee is comprised of our Chief Executive Officer, Chairman of the Board, and Chairpersons of each committee of the Board.  The Executive Committee currently consists of Dr. Hedrick, Mr. Rickey, Mr. Hawkins, Mr. Hawran, and Mr. Lyons.  Effective automatically as of the Mr. Hawran’s departure from the Board as of the date of Annual Meeting, Mr. Lapointe shall replace Mr. Hawran on the Executive Committee

The Executive Committee’s responsibilities, when such responsibilities are not discharged by our full Board, include to evaluate and approve the material terms of any financing transactions or business transactions as well as to authorize and approve accompanying the issuance of stock and/or other equity securities. The Executive Committee also would be able to act on behalf of the full Board in urgent or exigent circumstances wherein it would be very difficult or impossible to assemble the full Board between regularly scheduled meetings.  In 2016, our Executive Committee acted as a special pricing committee of the Board with respect to our rights offering financing, consummated in June 2016.  The sub-committee of the Executive Committee, consists of our Chairman of the Board and our Chief Executive Officer, has the authority to approve corporate expenditures presented by our management in excess of $250,000 up to a maximum of $1,000,000 for a single corporate transaction.

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DIRECTOR NOMINATIONS

Criteria for Board Membership

The Governance and Nominating Committee is responsible for annually reviewing the applicable skills and characteristics required of Board nominees with the Board in the context of current Board composition and our circumstances. In making its recommendations to the Board, the Governance and Nominating Committee considers, among other things, the qualifications of individual director candidates in light of the Board’s membership criteria as set forth in our Corporate Governance Guidelines. The Governance and Nominating Committee may utilize a variety of sources, including stockholder recommendations, Board member recommendations, executive search firms, management recommendations or other reasonable means to identify director candidates.

The Governance and Nominating Committee considers candidates recommended by our Board and management, as well as candidates submitted by our stockholders (as discussed below).  Board members or management that wish to recommend that a person be considered for Board membership are required to provide relevant qualifications and other information regarding the prospective candidate to the Governance and Nominating Committee along with their recommendations and reasons why such person should be considered. The Governance and Nominating Committee then, at its next regularly scheduled meeting, reviews each of the proposed candidates and determine whether or not to add such person to the proposed candidates list.  In the event the Board determines to add an additional Board member, the Committee shall select candidates from this list in addition to candidates drawn from any search firm that the Committee deems necessary to retain for this purpose.

The criteria we use in selecting Board candidates include the candidate’s integrity, business acumen, commitment, reputation among our various constituencies and communities, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. The Board has also determined that gender and ethnic diversity of the Board will be an important factor in evaluation of candidates. There are no other pre-established qualifications, qualities or skills at this time that any particular Director nominee must possess and nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Governance and Nominating Committee does not assign specific weights to particular criteria, nor has it adopted a particular policy. Rather, the Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The goal of the Governance and Nominating Committee is to assemble a Board that brings a variety of skills derived from high quality businesses and professional experience. The Governance and Nominating Committee seeks to ensure that at least a majority of the directors are independent under NASDAQ rules, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the NASDAQ rules, and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Stockholder Nominees

The Governance and Nominating Committee is responsible for the consideration of any director candidates recommended by security holders, provided such nominations are made in accordance with our bylaws and applicable law. Any recommendations received from the security holders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated. Any such nominations should be submitted to the Governance and Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required by the Company’s Amended and Restated Bylaws (“Bylaws”), and that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) other appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted no later than the deadlines described in our Bylaws and under the caption, “Stockholder Proposals for the 2018 Annual Meeting” below.

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STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by the following means:

-Mail:

Chairman of the Board
Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, CA 92121
CC:General Counsel

-E-mail:chairman@cytori.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Chairman of the Board will initially receive and process communications before forwarding them to the addressee. Communications also may be referred to other departments within the Company. The Chairman of the Board generally will not forward to the directors a communication that he/she determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Cytori Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which are available on the Company’s website in the Investor Relations section under “Corporate Governance Materials.”

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CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This Code of Business Conduct and Ethics has been posted on our website at www.cytori.com. We intend to post amendments to this code, or any waivers of its requirements, on our website at www.cytori.com in the Investor Relations section under “Corporate Governance,” as permitted under SEC rules and regulations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding ownership of our Common Stock as of February 28, 2017 (or earlier date for information based on filings with the SEC) by (a) each person known to us to own more than 5% of the outstanding shares of our Common Stock, (b) each director and nominee for director, (c) our President and Chief Executive Officer, VP of Finance and Chief Financial Officer and each other named executive officer, or NEO, named in the compensation tables appearing later in this Proxy Statement, and (d) all directors and executive officers as a group.

The information in this table is based solely on statements in filings with the SEC or other reliable information.  We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

A total of 23,568,403 shares of our common stock were issued and outstanding as of February 28, 2017.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Owned(2)	Number of Shares of Common Stock Subject to Awards/Warrants Exercisable Within 60 Days (3)	Total Number of Shares of Common Stock Beneficially Owned (4)	Percent Ownership
Sabby Management, LLC. (5)	1,651,835	—	1,651,835	7.0%
10 Mountainview Road, Suite 205
Upper Saddle River, NJ 07458
Marc H. Hedrick, MD	78,133	111,739	189,872	*
Tiago M. Girão	14,084	20,067	34,151	*
John D. Harris	7,000	15,501	22,501	*
David M. Rickey	95,231	22,935	118,166	*
Richard J. Hawkins	8,433	16, 405	24,838	*
Paul W. Hawran	8,236	12,727	20,963	*
Gregg A. Lapointe	—	—	—	*
Gary A. Lyons	4,357	7,604	11,961	*
Ronald A. Martell	—	—	—	*
Gail K. Naughton, Ph.D.	2,400	6,654	9,054	*
All executive officers and directors as a group (11) (6)	221,517	224,833	446,350	1.9%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares as of February 28, 2017.
(1)	Unless otherwise indicated, the address of each of the named individuals is c/o Cytori Therapeutics, Inc., 3020 Callan Road, San Diego, CA 92121.
(2)	Unless otherwise indicated, represents shares of outstanding common stock owned by the named parties as of February 28, 2017.
(3)

Shares of common stock subject to stock options or warrants currently exercisable or exercisable within 60 days of February 28, 2017 are deemed to be outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person.

(4)

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days.

(5)

Based upon a Schedule 13G/A filed January 6, 2017, reporting beneficial ownership as of December 31, 2016. Sabby Healthcare Master Fund, Ltd. (“Sabby Healthcare”) has shared voting and dispositive power with respect to 1,132,643 shares. Sabby Volatility Warrant Master Fund, Ltd. (“Sabby Volatility”) has shared voting and dispositive power with respect to 519,192 shares.  Sabby Management , LLC (“Sabby Management”) serves as the investment manager of Sabby Healthcare and Sabby Volatility and has shared voting and dispositive power with respect to 1,651,835 of these shares. Hal Mintz, in his capacity as manager of Sabby Management, has shared voting and dispositive power with respect to 1,651,835 of these shares. Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities owned except to the extent of their pecuniary interest therein. The address for Sabby Management is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. The address for Mr. Mintz is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

(6)

This aggregate amount includes 14,844 shares owned (or subject to options that are exercisable within sixty days of February 28, 2017) by Jeremy Hayden, General Counsel and Vice President of Business Development.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following includes a summary of transactions since January 1, 2016 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.  We also describe below certain other transactions with our directors, executive officers and 5% stockholders. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.

Rights Offering

In June 2016, we consummated a rights offering, or Rights Offering, to our stockholders of record (as of May 20, 2016) to subscribe for units at a subscription price of $2.55 per unit.  Pursuant to the Rights Offering, we sold an aggregate of 6,704,852 units consisting of a total of 6,704,852 shares of common stock and 3,352,306 warrants to our stockholders, or Warrants, with each Warrant exercisable for one share of common stock at an exercise price of $3.06 per share.  Certain of our directors participated in the Rights Offering and along with other participants in the Rights Offering, purchased common stock and Warrants to purchase our common stock.  The Warrants trade on the Nasdaq Stock Market under the symbol “CYTXW.”

Director and Officer Indemnification

Our amended and restated certificate of incorporation, as amended, and our amended and restated bylaws, as amended, provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

Equity Award Grants to Executive Officers and Directors

We have granted equity awards to our executive officers and non-employee directors as more fully described elsewhere in this Proxy Statement.

The information under the heading “Board Independence” in this Proxy Statement is incorporated herein by reference.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons or entities who own more than ten percent of our common stock, to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock.  Those directors, officers, and stockholders are required by regulations to furnish us with copies of all forms they file under Section 16(a).  Based solely upon a review of the copies of such reports furnished to us and written representations from such directors, officers, and stockholders, we believe that all such reports required to be filed during 2016 were filed on a timely basis.

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EXECUTIVE OFFICERS

The following table sets forth biographical information regarding our executive officers as of February 28, 2017.

Name	Age	Position(s)
Marc H. Hedrick, M.D.(1)	54	President, Chief Executive Officer and Director
Tiago M. Girão	37	Vice President of Finance and Chief Financial Officer
Mark Marino, M.D.	57	Senior Vice President and Chief Medical Officer
John D. Harris	48	Vice President and General Manager of Cell Therapy
Jeremy Hayden.	47	General Counsel, Chief Compliance Officer, Secretary and Vice President of Business Development

See “Proposal No. 1 Election of Directors” for biographical information regarding Dr. Hedrick.

Tiago M. Girão joined us as Vice President of Finance and Chief Financial Officer in September 2014. Mr. Girão joined us from NuVasive, Inc., or NuVasive, a publicly-held medical device company, where he last served as International Controller from February 2014 to August 2014. Prior to his position as International Controller, he served as NuVasive’s Director of Financial Reporting from March 2012 to February 2014. In his position as Director of Financial Reporting, Mr. Girão managed a team responsible for all corporate technical accounting and SEC-related matters for Nuvasive. Prior to joining NuVasive, Mr. Girão served as Senior Manager, Assurance at KPMG, LLP from October 2004 to March 2012. Prior to joining KPMG, Mr. Girão was a senior accountant for Ernst &Young in Brazil from October 2000 to August 2004. Mr. Girão is a certified public accountant with over 15 years’ experience in the accounting, finance and reporting for U.S. and public companies and substantial experience in global finance and operations.

John D. Harris has served as our Vice President and General Manager of Cell Therapy since he joined us in October 2015. Mr. Harris has over 20 years’ experience in medical device and biotechnology, most recently serving as the Vice President and General Manager of Becton Dickinson’s operations in Japan. Prior to Becton Dickinson, Mr. Harris held business development, product development, and marketing and sales leadership roles with Tyco Electronics (now TE Connectivity Corp.), Delphi Automotive, Sorenson Medical, Kimberly-Clark Healthcare and Ballard Medical Products. Mr. Harris is a member of the Board of Governors of the American Chamber of Commerce in Japan (ACCJ) and a member of the Executive Committee of the American Medical Device & Diagnostics Association, where he chairs the Regenerative Medicine Working Group. Mr. Harris holds Master of Business Administration and Bachelor of Arts degrees from the University of Utah.

Mark Marino, M.D. joined us as Senior Vice President of Medical Affairs in May 2016, and was also appointed as Chief Medical Officer of the Company in August 2016. Before joining us, Dr. Marino served as Senior Vice President of Early Clinical Development for Turing Pharmaceuticals from November 2015 to May 2016. Prior to Turing, Dr. Marino served as Executive Director of Clinical Development at Daiichi-Sankyo from September 2012 to February 2013, and then as Vice President of Clinical Development at Daiichi-Sankyo from February 2013 to November 2015. Prior to Daiichi-Sankyo, Dr. Marino held various senior clinical positions at Archimedes Pharma, Inc., MannKind Corporation and Hoffman-LaRoche from August 2006 to September 2012.  Dr. Marino also previously served as Chief of the Department of Pharmacology at the Walter Reed Army Institute of Research as well as Associate Professor of Medicine at the Uniformed Services University of the Health Sciences and a staff physician at the Walter Reed Army Medical Center. Dr. Marino received his medical degree from the Albert Einstein School of Medicine and his specialty training in internal medicine at the Eisenhower Army Medical Center and sub-specialty training in Clinical Pharmacology at the Uniformed Services University of the Health Sciences.

Jeremy B. Hayden joined us as General Counsel and Vice President of Business Development in July 2015.  Prior to joining us, Mr. Hayden served as Assistant General Counsel at Volcano Corporation, a publicly-held medical device company that was acquired by Koninklijke Philips N.V in early 2015.  Prior to Volcano Corporation, Mr. Hayden practiced corporate and securities law at several national and international law firms, including Mintz Levin Cohn Ferris Glovsky & Popeo, P.C. and McKenna Long & Aldridge, LLP (now Dentons).  Mr. Hayden received his A.B. in Politics from Princeton University and his J. D. from the University of Michigan Law School.

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Executive Compensation

Our named executive officers, or NEOs, for fiscal year 2016 are:

•	Marc H. Hedrick, M.D., our President and Chief Executive Officer;
•	Tiago M. Girão, our Vice President of Finance and Chief Financial Officer; and
•	John D. Harris, our Vice President and General Manager of Cell Therapy.

Investors are encouraged to read the compensation discussion below in conjunction with the compensation tables and related notes, which include more detailed information about the compensation of our NEOs for 2016 and 2015.

2016 Summary Compensation Table

The following table sets forth information concerning compensation earned during 2015 and 2016 for services rendered to us by our NEOs.

(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary		Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Comp. (3)	All Other Compensation(4)		Total
Marc H. Hedrick, M.D.,	2016	$450,000		—	$156,273	$146,250	—		$752,523
President and Chief Executive Officer	2015	$450,000		$80,172	$115,200	$200,475	—		$845,847
Tiago M. Girão,	2016	$265,000		—	$65,535	$79,560	—		$410,095
VP of Finance, Chief Financial Officer and Chief Accounting Officer	2015	$265,000		$40,086	$57,600	$69,563	—		$432,249
John D. Harris,	2016	$361,830	(5)	—	$65,535	$64,365	$125,249	(6)	$616,979
VP and General Manager of Cell Therapy	2015	$88,167	(5)	—	$123,982	$25,988	$19,647	(6)	$257,784

(1)

This column represents the dollar amount of the aggregate grant date fair value of stock awards granted in 2015, computed in accordance with FASB ASC Topic 718. For information relating to the assumptions made by us in valuing the stock awards made to our NEOs in 2016, refer to Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 24, 2017.  These amounts do not reflect the actual economic value that will be realized by our NEOs upon vesting of the stock awards or sale of the common stock underlying the stock.  On May 26, 2015, the Compensation Committee granted performance-based RSUs and the grant date fair value in the table was calculated based on the probable achievement of the performance objectives applicable to such awards, which was estimated at “target” performance for this purpose. Had maximum achievement of the performance criteria been achieved, the full grant date fair value of the awards, assuming maximum achievement of the performance criteria, would have been 200% of the amount set forth in the table.

(2)

This column represents the dollar amount of the aggregate grant date fair value of option awards, computed in accordance with FASB ASC Topic 718. For information relating to the assumptions made by us in valuing the option awards made to our NEOs in 2016 and 2015, refer to Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 24, 2017.  These amounts do not reflect the actual economic value that will be realized by our NEOs upon vesting of the stock options, exercise of the stock options, or sale of the common stock underlying the stock options.

(3)

The amounts in column (f) reflect the cash awards under our EMIC Plan, which is discussed in further detail below under the heading in the subsection entitled “Annual Bonuses (Executive Management Incentive Compensation Plan)” of the “Narrative Disclosure to Compensation Tables” below.

(4)	Dollar value of the perquisites and other personal benefits for Dr. Hedrick and Mr. Girão were less than $10,000 for the year reported.
(5)

We paid Mr. Harris in Japanese Yen.  During 2015, and 2016 his salary was reported at the average exchange rate over the year, or 0.0083 and 0.0086 Japanese Yen to US dollar in 2015 and 2016, respectively.

(6)

Per the terms of his employment offer letter with us, Mr. Harris was eligible to receive a housing allowance while on assignment in Japan up to a maximum of 13,900,000 Japanese Yen per year, including direct payment by us of Mr. Harris’ local rent (not to exceed 1,100,000 Japanese Yen per month) and additional healthcare coverage.  We paid these benefits in Japanese Yen, and we recorded them in 2015 and 2016 at the average exchange rate over the applicable year, or 0.0083 and 0.0086 Japanese Yen to U.S. dollar in 2015 and 2016, respectively.  During 2015 and 2016, Mr. Harris’ rent expense was $18,260 and $111,994, respectively, and cost of his additional health care coverage was $1,387 and $13,255, respectively.

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Narrative Disclosures to Summary Compensation Table

In the process of determining compensation for our NEOs, the Compensation Committee considers our current financial position, our strategic goals and the performance of each of our NEOs. The Compensation Committee also benchmarks the various components (described below) of our compensation program for executives to compensation paid by other public companies in our defined peer group, compensation data from Radford Global Life Sciences Survey and BIOCOM Total Rewards Survey, historical review of all executive officer compensation, and recommendations from our Chief Executive Officer (other than for his own salary). From time to time the Compensation Committee engages the services of outside compensation consultants to provide compensation research, analysis and recommendations. The Compensation Committee has the sole authority to select, compensate and terminate its external advisors.

The Compensation Committee utilizes the following components of compensation (described further below) to strike an appropriate balance between promoting sustainable and excellent performance and discouraging any inappropriate short-sighted risk-taking behavior:

•	Base salary;
•	Annual long-term equity compensation;
•	Personal benefits and perquisites; and
•	Acceleration and severance agreements tied to changes on control of the Company.

Base Salaries

None of our NEOs received base salary increases for 2016.  While the Compensation Committee had previously approved an increase in Mr. Girão’s annual base salary from $265,000 to $300,000 for fiscal year 2016, at Mr. Girão’s request, this salary increase was deferred. Commencing effective as of January 1, 2017, Mr. Girão’s annual base salary was increased from $265,000 to $300,000.

In connection with determination of executive compensation for fiscal year 2017, the Compensation Committee directed Barney & Barney, LLC, its independent compensation consultant, to prepare an updated senior management compensation assessment.  The Compensation Committee reviewed this assessment at its normally scheduled meeting in January 2017.  Based on this assessment and including other data points and information considered by the Compensation Committee in its discretion, the Compensation Committee approved the following NEO base salaries for fiscal year 2017, which base salaries went into effect in March 2017:  Dr. Hedrick: $510,000; Mr. Harris:  $360,500; Mr. Girão: $309,000.  The increases to Dr. Hedrick’s and Mr. Girão’s base salaries were made to move such salaries closer to or within the 50th and 60th percentile range of base salary compensation for similarly situated executive at our peer companies, per our corporate compensation philosophy. Our compensation analysis indicates that Dr. Hedrick’s base salary is substantially closer to, but still below, this stated range, while Mr. Girão’s base salary is now within this stated range. Mr. Harris’ base salary remains above our stated range, but we believe that the Mr. Harris’ actual duties and responsibilities, combined with his experience and skills (including Japanese linguistic and business/cultural fluency) are appropriately reflected in his base salary and other compensation.

Barney & Barney did not provide any services to us in 2016 beyond its engagement as an advisor to the Compensation Committee on compensation matters. After review and consultation with Barney & Barney, the Compensation Committee has determined that Barney & Barney is independent and there is no conflict of interest resulting from retaining Barney & Barney currently or during the year ended December 31, 2016. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1 and NASDAQ listing standards.

Annual Bonuses (Executive Management Incentive Compensation Plan)

Our Compensation Committee adopted the Cytori Therapeutics Executive Management Incentive Compensation, or EMIC, plan to increase the performance-based component of our executives’ compensation by

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linking their annual cash bonus payments to achievement of shorter-term performance goals. Target bonuses are reviewed annually and established as a percentage of the executives’ base salaries, generally based upon seniority of the officer and targeted at or near the median of the peer group (with reference to our corporate compensation philosophy) and relevant survey data (including the Radford Global Life Sciences Survey and BIOcom Total Rewards Survey). Each year the Compensation Committee establishes corporate and individual objectives and respective target percentages, taking into account recommendations from our Chief Executive Officer as it relates to executive positions other than the Chief Executive Officer’s compensation. Our Chief Executive Officer’s EMIC plan is set by the Compensation Committee to align entirely with our overall corporate objectives, while the other NEOs are also provided individual goals that constitute a portion of their overall EMIC plans. After each fiscal year-end, our Chief Executive Officer provides the Compensation Committee with a written evaluation showing actual performance as compared to corporate and/or individual objectives, and the Compensation Committee uses that information, along with the overall corporate performance, to determine what percentage of each executive’s bonus target will be paid out as a bonus for that year.  Overall, we attempt to set the corporate and individual functional goals to be highly challenging yet attainable.

For 2016, the general corporate goals approved by the Board (upon recommendation of the Compensation Committee for purposes of executive compensation) were determined by the Compensation Committee to account for 100% of the target cash bonus amount payable under the EMIC plan for our Chief Executive Officer, Dr. Hedrick, and to account for 75% of the overall target bonus amount payable under the EMIC plans for our other NEOs. The Company’s general corporate objectives included clinical, financial and operational objectives, including the achievement of certain enrollment goals for our STAR clinical trial; the achievement of certain year-end cash objectives, revenue goals and business development objectives; and various operational objectives.

The following individual objectives for the NEOs other than Dr. Hedrick expanded upon their particular functions in the overall corporate objectives and were to weighted as 25% of their respective overall target bonus amounts.

Mr. Girão’s individual objectives included the achievement of certain investor-related, liquidity, and partner-related goals.

Mr. Harris’s individual objectives included  achievement of certain revenue, product utilization and business development/partnering goals.

Our NEOs’ target bonuses for 2016 as a percentage of base salary were as follows:  Dr. Hedrick, 50% (increased from 45% in 2015); Mr. Girão, 40% (increased from 30% in 2015); and Mr. Harris, 30% (unchanged from 2015, as Mr. Harris commenced employment with us in October 2015).  The Compensation Committee, in its January 2017 meeting, evaluated our achievement in 2016 as compared to overall the corporate and individual objectives for the NEOs in the 2016 EMIC Plan described above. The Committee evaluated the overall results and then evaluated the NEOs’ achievement relative to their own functional objectives and the results are tabulated in the table below:

Officer and Position	Target Bonus as a % of Salary	% of Target Bonus Awarded	Bonus Awarded as a % of Salary		Amount of 2016 Bonus Payable in 2017(1)
Marc H. Hedrick, M.D., President and CEO	50%	65.0%	32.5%		$109,688
Tiago M. Girão, Vice President of Finance and Chief Financial Officer	40%	66.3%	26.5%	(2)	$59,670	(2)
John D. Harris, VP & General Manager of Cell Therapy	30%	61.3%	18.4%		$48,274

(1)

The 2016 bonus amounts are payable in 2017 in installments as follows:  50% of such amounts are payable on July 2, 2017, 25% of such amounts are payable on October 1, 2017 and the remaining 25% of such amounts are payable on January 1, 2018.

(2)

Mr. Girão’s 2016 bonus amount is based off of the increased base salary previously approved by the Compensation Committee for fiscal year 2016, but at Mr. Girão’s request, this salary increase was deferred. Commencing effective as of January 1, 2017, Mr. Girão’s annual base salary was increased from $265,000 to $300,000.

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As part of its determination of target executive compensation for fiscal year 2017, the Compensation Committee determined bonus targets for our NEOs in consultation with Barney & Barney and with reference to Barney & Barney’s senior management compensation assessment and other materials and information, as deemed necessary or appropriate by the Compensation Committee in its discretion.  Upon completion of this review, the Compensation Committee approved target bonuses (as a percentage of base salary) for our NEOs for fiscal year 2017 as follows: Dr. Hedrick: 55%; Mr. Girão: 40%; Mr. Harris: 40%.

Long-Term Equity Compensation

We designed our long-term equity grant program to further align the interests of our executives with those of our stockholders and to reward the executives’ longer-term performance. Historically, the Compensation Committee has granted individual option grant awards, although from time-to-time, to further increase the emphasis on compensation tied to performance, the Compensation Committee may grant other equity awards as allowed by the 2014 Equity Incentive Plan. The Compensation Committee grants stock options, restricted stock, restricted stock units and similar equity awards permitted under our plans based on its judgment as to whether the complete compensation packages to our executives, including prior equity awards, are appropriate and sufficient to retain and incentivize the executives and whether the grants balance long-term versus short-term compensation. The Compensation Committee also considers our overall performance as well as the individual performance of each NEO, and the potential dilutive effect of restricted stock awards, and the dilutive and overhang effect of the equity grant awards, and recommendations from the Chief Executive Officer (other than with respect to his own equity awards).

Stock options are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

In January 2016, our NEOs were granted stock options to acquire shares of our common stock at an exercise price equal to the fair market value of our common stock on the Nasdaq Stock Market as of the date of grant, vesting in accordance with our standard four-year vesting schedules. Specifically, Dr. Hedrick, Mr. Girão and Mr. Harris were granted (on a post-split basis reflecting the 1-for-15 reverse stock split that we consummated in May 2016) options to purchase 55,613, 23,322 and 23,322 shares of our common stock, respectively.

In March 2017, as part of its determination of target executive compensation for fiscal year 2017, the Compensation Committee assessed long-term incentive compensation for our NEOs in consultation with Barney & Barney and with reference to Barney & Barney’ s senior management compensation assessment and other materials and information, as deemed necessary or appropriate by the Compensation Committee in its discretion. Upon completion of its review, the Compensation Committee granted stock options to our NEOs to acquire shares of our common stock at an exercise price equal to the fair market value of our common stock on the Nasdaq Stock Market as of the date of grant, such options to vest in accordance with our standard four-year vesting schedules (subject to the NEOs’ continued service as of the applicable vesting dates). Specifically, Dr. Hedrick, Mr. Girão and Mr. Harris were granted options to purchase 96,350, 31,100 and 31,100 shares of our common stock, respectively.

Personal Benefits and Perquisites

All of our executives are eligible to participate in our employee benefit plans, including medical, dental, vision, life insurance, short-term and long-term disability insurance, flexible spending accounts, 401(k), and an Employee Stock Purchase Program (ESPP). These plans are available to all full-time employees. In keeping with our philosophy to provide total compensation that is competitive within our industry, we offer limited personal benefits and perquisites to executive officers that include supplemental long-term disability insurance. You can find more information on the amounts paid for these perquisites to or on behalf of our NEOs in our 2016 Summary Compensation Table.

Company Acquisition / Post-Termination Compensation

We have entered into individual change of control and severance agreements, or CIC Agreements, with each of our NEOs. The CIC Agreements provide for certain severance benefits to be paid to each of our NEOs in the event of his involuntary termination without cause, or due to the executive’s resignation for good reason (including the Company’s material breach of its obligations, material reduction in duties, responsibilities, compensation or

Proxy Statement | Page 38

benefits, or relocation by more than 30 miles without prior consent), provided such termination or resignation occurs in connection with an acquisition of the Company. Upon such termination or resignation in the event of an acquisition, Dr. Hedrick would receive a lump sum payment of 18 times his monthly base salary, and 18 times his monthly COBRA payments, and Mr. Girão and Mr. Harris would each receive a lump sum payment of 12 times his monthly base salary, and 12 times his monthly COBRA payments. Notwithstanding the foregoing, these NEOs’ employment may be terminated for cause (including extended disability, repudiation of their CIC Agreements, conviction of a plea of no contest to certain crimes or misdemeanors, negligence that materially harms us, failure to perform material duties without cure, drug or alcohol use that materially interferes with performance, and chronic unpermitted absence) without triggering an obligation for us to pay severance benefits under the CIC Agreements.

In addition, under the CIC Agreements, any unvested stock options granted to each of the above named executive officers would vest in full upon (1) the date of the executive’s termination under the circumstances described above following entry into an acquisition agreement (subject to the actual consummation of the acquisition) or (2) consummation of an acquisition.

In all events, each NEO’s entitlement to the benefits described above is expressly conditioned upon his execution and delivery to us of a CIC Agreement and a general release of claims, in the form attached to each CIC Agreement.

Outstanding Equity Awards at December 31, 2016

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2016.

	Option Awards						Stock Awards
Name	Option Grant Date (1)	Number of Securities Underlying Unexercised Options (#)Exercisable (5)		Number of Securities Underlying Unexercised Options (#) Un- Exercisable (2)(5)	Option Exercise Price ($) (5)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Marc H. Hedrick, M.D.,	2/26/2007	3,332		—	$81.60	2/26/2017	—	—
President and Chief Executive Officer	1/31/2008	4,000		—	$77.10	1/31/2018	—	—
	1/29/2009	5,000		—	$72.00	1/29/2019	—	—
	2/05/2010	7,333		—	$100.65	2/05/2020	—	—
	1/27/2011	3,666		—	$83.55	1/27/2021	—	—
	1/26/2012	7,666		—	$51.60	1/26/2022	—	—
	1/31/2013	11,968		254	$41.10	1/31/2023	—	—
	1/31/2013	5,984		127	$75.00	1/31/2023	—	—
	4/11/2014	13,068		5,932	$35.70	4/11/2024	—	—
	8/21/2014	6,666		—	$21.00	8/21/2024	—	—
	1/30/2015	7,675		8,325	$7.20	1/30/2025	—	—
	1/04/2016	13,904		41,709	$2.81	1/04/2026
Tiago M. Girão,	9/2/2014	5,840	(4)	4,160	$20.40	9/2/2024	—	—
VP of Finance Chief Financial Officer	1/30/2015	3,841	(4)	4,159	$7.20	1/30/2025	—	—
	1/04/2016	5,831		17,491	$2.81	1/04/2026	—	—
John Harris, VP and General Manager Cell Therapy	11/11/2015	6,516	(4)	15,817	$5.55	11/11/2025	—	—
	1/04/2016	5,831	(4)	17,491	$2.81	1/04/2026	—	—

(1)	For a better understanding of this table, we have included an additional column showing the grant date of the stock options.
(2)

Unless otherwise provided, stock options are subject to four-year vesting, and have a contractual term of 10 years from the date of grant. Awards presented in this table contain one of the following two vesting provisions:

•

With respect to an initial stock option grant to an employee, 25% of the shares subject to the award vest on the one-year anniversary of the vesting start date, while an additional 1/48th of the remaining option shares vest at the end of each month thereafter for 36 consecutive months, or

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•

With respect to stock option grants made to an employee after one full year of employment, 1/48th of the shares subject to the award vest at the end of each month over a four-year period, as measured from the vesting start date.

(3)	The August 2014 stock option awards vested as to 50% of the shares subject to such awards after one year of service and the additional 50% vested on the second anniversary of the grant.
(4)

These options were granted during the first year of the NEO’s employment and thus were subject to the following vesting schedule: 25% of the shares subject to the award vest on the one-year anniversary of the vesting start date, while an additional 1/48th of the remaining option shares vest at the end of each month thereafter for 36 consecutive months.

(5)	We consummated a 1-for-15 reverse stock split in May 2016. The amounts set forth in this column reflect this 1-for-15 reverse stock split.

Director Compensation

Generally, our Board believes that the level of director compensation should be based on time spent carrying out Board and committee responsibilities and be competitive with comparable companies. In addition, the Board believes that a significant portion of director compensation should align director interests with the long-term interests of stockholders. The Board makes changes in its director compensation practices upon the recommendation of the Compensation Committee, and discussion and approval by the Board.

The following table summarizes director compensation awarded to, earned by or paid to our non-employee directors who served on our Board during fiscal year 2016.

(a)	(b)	(c)	(d)	(e)
	Fees Earned or Paid in Cash (2)	Stock Awards	Option Awards (3)(4)(5)	Total
Director Name (1)	($)	($)	($)	($)
David M. Rickey, Chairman	$66,667	—	$10,082	$76,749
Richard J. Hawkins	$55,000	—	$10,082	$65,082
Paul W. Hawran	$50,000	—	$10,082	$60,082
Gary A. Lyons	$60,000	—	$10,082	$70,082
Gail K. Naughton, Ph.D.	$50,000	—	$10,082	$60,082
Tommy G. Thompson (6)	$13,750	—	$10,082	$23,832
Ronald A. Martell (7)	—	—	—	—

(1)

Dr. Hedrick is not included in this table as he is an employee of ours and receives no extra compensation for his service as a director. The compensation received by Dr. Hedrick in his capacity as an employee is set forth in the 2016 Summary Compensation Table and further described in the “Narrative Disclosures to Summary Compensation Table” above

(2)

In fiscal year 2016, (i) each non-employee director received a $30,000 retainer for service on our Board; (ii)  each Compensation Committee, Governance and Nominating Committee and Audit Committee member received a $10,000 retainer for Committee service; (iii) the Chairman of the Board received an additional annual stipend of $30,000; (iv) the Chairman of the Audit Committee received an additional annual stipend of $15,000; and (v) the Chairmen of the Compensation Committee and the Governance and Nominating Committee each received an additional annual stipend of $15,000, respectively.  Executive Committee members were exempt from receiving committee fees.

(3)

Column (d) represents the grant date fair value of the option awards, computed in accordance with FASB ASC Topic 718, granted to our non-employee directors during 2016. For additional information on the valuation assumptions with respect to the 2016 grants, refer to Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 24, 2017, regarding assumptions underlying valuation of equity awards. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon vesting of the stock options, exercise of the stock options or sale of the common stock underlying the stock.

(4)

On January 4, 2016, our non-employee directors were awarded options to purchase 3,588 shares of our common stock. These options vested on the first anniversary of the date of grant. These option amounts reflect a 1-for 15 reverse stock split consummated by us on May 10, 2016.

(5)

As of December 31, 2016, our non-employee directors held the following aggregate options: Mr. Rickey: 12,727 option shares; Richard Hawkins: 14,728 option shares; Paul Hawran: 12,728 option shares; Mr. Lyons:  6,654 option shares; Ronald Martell: None;  Dr. Naughton: 6,654 option shares.

(6)	Mr. Thompson stepped down from our Board in May 2016.
(7)	Mr. Martell joined our Board in mid-December 2016, and did not receive any compensation for his brief service in 2016.

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Director Compensation Program

In October 2016, the Compensation Committee approved a Director Compensation Program for fiscal year 2017, as subsequently amended.  The materials elements of the 2017 Director Compensation Program are as follows:

•	$40,000 annual cash retainer for Board members (an increase from $30,000 in 2016);
•	$30,000 annual cash retainer for the Chairman of the Board (no change from 2016);
•	$20,000 annual cash retainer for the Chairman of the Audit Committee (no change from 2016);
•	$15,000 annual cash retainer for the Chairman of our Compensation Committee and Governance and Nominating Committee (no change from 2016);
•	$10,000 annual cash retainer for each non-Chairman committee member (no change from 2016);
•

Initial grants for new directors :  Initial option grant, upon commencement of services, to purchase 50,000 shares of our common stock, vesting over two years in equal, annual installments as measured from the grant date;

•	Annual grants for existing directors : Recurring option grants to purchase 25,000 shares of our common stock, vesting in one installment on the first anniversary of the grant date.

In January 2017, the Board granted options to our non-employee directors for fiscal year 2017 in accordance with the terms of the Director Compensation Program described immediately above, including approval of an initial option grant to Ron Martell in connection with his commencement of service as a Board member.

The Compensation Committee believes that these enhancements to the Director Compensation Program allow us to remain aligned with director compensation practices at our peer companies.

Equity Compensation Plan Information

The following table gives information as of December 31, 2016 about shares of our common stock that may be issued upon the exercise of outstanding options, warrants and rights and shares remaining available for issuance under all of our equity compensation plans:

Plan Category	Number of securities to be Issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by security holders(1)	7,782	$84.23	—
Equity compensation plans not approved by security holders(2)	230,748	$56.75	—
Equity compensation plans not approved by security holders(3)	364,764	$4.64	537,522
Equity compensation plans not approved by security holders(4)	33,333	$2.18	33,333
Total	636,627	$24.37	570,855

(1)	The 1997 Stock Option and Stock Purchase Plan expired in October 2007.
(2)	The 2004 Stock Option and Stock Purchase Plan expired in August 2014.
(3)	See Proposal #3 above for a description of our 2014 Equity Incentive Plan. Also includes 11,557 shares available for issuance under our 2011 Employee Stock Purchase Plan.
(4)

See Note 12 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 24, 2017 for a description of our 2015 New Employee Incentive Plan.

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AUDIT MATTERS

Report of the Audit Committee

The duties and responsibilities of the Audit Committee are set forth in its written charter, a copy which is available on the Company’s website. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the Company’s registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of NASDAQ.

Management has primary responsibility for the system of internal controls over financial reporting, disclosure controls and procedures, and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K, the Audit Committee provided the following report:

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2016 with the Company’s management and the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”).  The Audit Committee has discussed with BDO the matters required to be discussed by Auditing Standard No. 16, ”Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from BDO required by the applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence regarding BDO’s communications with the Audit Committee concerning independence, discussed with BDO their independence, and concluded that the non-audit services performed by BDO are compatible with maintaining their independence.  BDO advised the audit committee that BDO was and continues to be independent accountants with respect to the Company.  Based upon the Audit Committee’s review and discussions as noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Respectfully submitted,
Paul W. Hawran (Chairman)
Richard J. Hawkins
Gary A. Lyons

Principal Accountant Fees and Services

On July 12, 2016, we notified KPMG, LLP, or KPMG, of its dismissal as our independent registered public accounting firm, effective as of that date. The decision to change independent registered public accounting firms was recommended by our Audit Committee and was approved by the Board.

The audit reports of KPMG on our financial statements as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports contained a separate paragraph stating that our recurring losses from operations and liquidity position raise substantial doubt about our ability to continue as a going concern.

During the two fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through July 12, 2016, the date of KPMG’s dismissal, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

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KPMG’s letter to the SEC stating its agreement with the statements in the foregoing paragraphs was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on July 14, 2016.

On July 12, 2016, the Audit Committee appointed BDO USA, LLP, or BDO, as our independent registered public accounting firm for the fiscal year ending December 31, 2016, subject to completion of its standard client acceptance procedures (which were subsequently completed). The decision to engage BDO as our independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  No fees charged by KPMG or BDO during 2016 were approved under the Regulation S-X Rule 2.01(c)(7)(i)(C) exception to the pre-approval requirement.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

The following table shows the aggregate fees paid or accrued by us for the audit and other services provided by KPMG for fiscal years ended December 31, 2016 and 2015, and provided by BDO for the fiscal year ended December 31, 2016.

	Fiscal Year Ended December 31,
	BDO	KPMG
	2016	2016	2015
Audit Fees(1)	$281,204	$261,400	$470,000
Audit Related Fees(2)	—	—	40,000
Tax Fees(3)	35,000	4,823	58,000
Total	$316,204	$266,223	$568,000

(1)

Audit fees consist of fees for professional services performed by BDO and KPMG for the audit of our annual financial statements included in this Form 10-K filing and review of financial statements included in our quarterly Form 10-Q filings, reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit related fees consist of fees for assurance and related services, performed by BDO and KPMG that are reasonably related to the performance of the audit or review of our financial statements.
(3)	Tax fees consist of fees for professional services performed by BDO and KPMG with respect to tax compliance, tax advice, tax consulting and tax planning.

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OTHER MATTERS

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should be properly brought before the meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Stockholders Sharing the Same Address

In accordance with notices previously sent to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Notice of Availability of Proxy Materials is being delivered to that address unless contrary instructions from any stockholder at that address were received.  This practice, known as “householding,” is intended to reduce our printing and postage costs.  However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report to Stockholders may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (858) 458-0900.  The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household.  If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

Stockholder Proposals for the 2018 Meeting

Stockholders interested in submitting a proposal for consideration at our 2018 Annual Meeting must do so by sending such proposal to our Corporate Secretary at Cytori Therapeutics, Inc., 3020 Callan Road, San Diego, CA 92121, Attention:  Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2018 Annual Meeting is December 11, 2017. Accordingly, for a stockholder proposal to be considered for inclusion in our proxy materials for the 2018 Annual Meeting, any such stockholder proposal must be received by our Corporate Secretary on or before December 11, 2017 and comply with the procedures and requirements set forth in Rule 14a‑8 under the Securities Exchange Act of 1934, as well as the applicable requirements of our bylaws. . Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Corporate Secretary must be received at our principal executive offices not less than 120 days prior to the anniversary date of the preceding year’s proxy statement and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Any stockholder proposal received after December 11, 2017 will be considered untimely, and will not be included in our proxy materials; provided, however, that in the event we hold the 2018 Annual Meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, a proposal must be received by us a reasonable time before the proxy solicitation is made.

By Order of the Board of Directors,

MARC H. HEDRICK
President and Chief Executive Officer

Proxy Statement | Page 44

APPENDIX A
AMENDED AND RESTATED
2014 EQUITY INCENTIVE PLAN
of
CYTORI THERAPEUTICS, INC.

Appendix A | Page A-1

2014 EQUITY INCENTIVE PLAN

of

CYTORI THERAPEUTICS, INC.

(As Amended and Restated March 31, 2017)

Appendix A | Page A-2

2014 Equity Incentive Plan

Of

Cytori Therapeutics, Inc.

(As Amended and Restated March 31, 2017)

1.     Establishment, Purpose and Term of Plan.

1.1     Establishment.  This Plan constitutes an amendment and restatement of the 2014 Equity Incentive Plan of Cytori Therapeutics, Inc. (as amended to date, the “Original Plan”), which was first approved by the Board on February 27, 2014, and approved by the stockholders of the Company on July 31, 2014, as amended by the Board on June 12, 2015, which amendment was approved by the stockholders of the Company on August 13, 2015, and as further amended by the Board on March 3, 2016, which amendment was approved by the stockholders of the Company on May 10, 2016, and as further amended by the Board on January 26, 2017.  This amended and restated Plan was approved by the Board on March 31, 2017 (the “Restatement Effective Date”), subject to stockholder approval.

1.2     Purpose.  The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.  The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, and Deferred Compensation Awards.

1.3     Term of Plan.  The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from the Restatement Effective Date.

1.4     Stockholder Approval.  This Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the Restatement Effective Date.  Awards may be granted or awarded prior to such stockholder approval of this Plan; provided that no shares of Stock shall be issued upon the exercise, vesting, distribution or payment of any such Awards prior to the time when the Plan is approved by the Company’s stockholders; and, provided, further, that if such approval has not been obtained at the end of said 12-month period, all Awards previously granted or awarded under the Plan on or after the Restatement Effective Date and subject to such stockholder approval shall thereupon be canceled and become null and void and the Original Plan, as in effect prior to the Restatement Effective Date, and all Awards thereunder granted prior to the Restatement Effective Date, shall continue in full force and effect on the terms and conditions as in effect immediately prior to the Restatement Effective Date.

Appendix A | Page A-3

2.     Definitions and Construction.

2.1     Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)     “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities.  For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b)      “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, Other Stock-Based Award or Deferred Compensation Award granted under the Plan.

(c)     “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.  Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

(d)      “Board” means the Board of Directors of the Company.

(e)     “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f)     “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(e)     “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition,

Appendix A | Page A-4

non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h)     “Change in Control” means the occurrence of any one or a combination of the following:

(i)     any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then‑outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Restatement Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)     an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)     approval by the stockholders of a plan of complete liquidation or dissolution of the Company.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities.  The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)      “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

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(j)     “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board.  If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Cytori Therapeutics, Inc., a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S‑8 under the Securities Act.

(m)   “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute.

(n)     “Deferred Compensation Award” means an Award granted to a Participant pursuant to Section 12.

(o)     “Director” means a member of the Board.

(p)  “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(q)   “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award (other than an Option or SAR) held by such Participant. Notwithstanding anything to the contrary contained in the Plan, no dividends or Dividend Equivalent Rights that are paid prior to the vesting of any Award subject to Vesting Conditions shall be paid to a Participant with respect to such Award unless and until such Vesting Conditions are subsequently satisfied and the Award vests.

(r)   “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan.  The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.  For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such

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determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(s)   “ERISA” means the Employee Retirement Income Security Act of 1974 and any applicable regulations or administrative guidelines promulgated thereunder.

(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)   “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i)     Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date.

(ii)     Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A.  The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii)     If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(v)     “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

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(w)     “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(x)     “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(y)   “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(ii).

(z)   “Nonemployee Director” means a Director who is not an Employee.

(aa) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(cc) “Officer” means any person designated by the Board as an officer of the Company.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ee) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company:  (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh) “Participant” means any eligible person who has been granted one or more Awards.

(ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(jj) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

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(kk) “Performance Award” means an Award of Performance Shares or Performance Units.

(ll) “Performance Award Formula” means, for any Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of an Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm) “Performance-Based Compensation” means compensation under an Award that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code paid to Covered Employees.

(nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b‑3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 162(m)” means Section 162(m) of the Code.

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(yy) “Section 409A” means Section 409A of the Code.

(zz) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant.  Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service.  Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company.  However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract.  Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement.  A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company.  Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ccc)  Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2½ month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture.  For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

(ddd) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

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(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2    Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.     Administration.

3.1     Administration by the Committee.  The Plan shall be administered by the Committee.  All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.  All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2     Authority of Officers.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3     Administration with Respect to Insiders.  With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3.

3.4   Committee Complying with Section 162(m).  If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board shall establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to qualify as Performance-Based Compensation.

3.5   Powers of the Committee.  In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, including, but not limited to the prohibitions on

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Option or SAR repricings set forth in Section 3.6, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, or cancel any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

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3.6     Option or SAR Repricing.  Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof.  This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section 4.3.

3.7     Indemnification.  In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4    Shares Subject to Plan.

4.1     Maximum Number of Shares Issuable.  Subject to adjustment as provided in Section 4.3, as of the Restatement Effective Date, the maximum number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to two million nine hundred thousand one hundred thirty-three (2,900,133) shares.  Shares of Stock that may be issued under the Plan pursuant to Awards shall consist of authorized or reacquired shares of Stock or any combination thereof.

4.2     Share Counting.

(a) If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, then in each case the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan.  Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in

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cash.  Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to SARs and Options pursuant to Section 17.2, shall not again be available for issuance under the Plan.  Shares withheld by the Company in satisfaction of tax withholding obligations described in Section 17.2 with respect to Full Value Awards, shall again be available for issuance under the Plan.  Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares subject to the SAR.  If the exercise price of an Option is paid by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.  Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares of Stock authorized for grant under this Plan.

(a) Any shares of Stock that again become available for grant pursuant to this Section shall be added back as one (1) share of Stock for every one share subject to an Award.

4.3     Adjustments for Changes in Capital Structure.  Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares.  In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion.  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award.  The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods.  The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.  Unless otherwise determined by the Committee, no adjustment or action described in this Section 4.3 or in any other provision of the Plan shall be authorized to the extent it would (i) with respect to Awards which are granted to Covered

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Employees and are intended to qualify as Performance-Based Compensation, cause such Awards to fail to so qualify as Performance-Based Compensation, (ii) cause the Plan to violate Section 422(b)(1) of the Code, (iii) result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act, or (iv) cause an Award to fail to be exempt from or comply with Section 409A.

4.4     Assumption or Substitution of Awards.  The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.  In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the share reserve set forth above.  Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be added to the shares of Stock authorized for grant under this Plan.

5.     Eligibility, Participation and Award Limitations.

5.1     Persons Eligible for Awards.  Awards may be granted only to Employees, Consultants and Directors.

5.2     Participation in the Plan.  Awards are granted solely at the discretion of the Committee.  Eligible persons may be granted more than one Award.  However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3     Award Limitations.

(a)     Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed two million nine hundred thousand one hundred thirty-three (2,900,133) shares.

(ii) Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”).  Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii) Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time

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during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.  For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code.  If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Section 162(m) Award Limits.  Notwithstanding any provision in the Plan to the contrary, and subject to adjustment as provided in Section 4.3:

(i) Options and SARs.  The maximum aggregate number of shares of Stock with respect to one or more Options or SARs that may be granted to any one person during any fiscal year of the Company shall be two million (2,000,000) shares of Stock.

(ii) Other Awards.  The maximum aggregate number of shares of Stock with respect to one or more Awards (other than Options or SARs) that may be granted to any one person during any fiscal year of the Company shall be two million (2,000,000) shares of Stock.

(iii)Cash Awards.  The maximum aggregate amount of cash that may be paid to any one person during any fiscal year of the Company with respect to one or more Awards payable in cash (including Cash-Based Awards) shall be five million dollars ($5,000,000).

(iv)Cancelled Awards.  Any cancelled Awards shall continue to count against the foregoing limits to the extent required by Section 162(m).

(c) Limit on Awards to Nonemployee Directors.  Notwithstanding any other provision of the Plan to the contrary, the Board may establish compensation for Nonemployee Directors from time to time, subject to the limitations in the Plan.  The Board will from time to time determine the terms, conditions and amounts of all such Nonemployee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Nonemployee Director as compensation for services as a Nonemployee Director during any calendar year of the Company may not exceed $500,000 (increased to $700,000 in the calendar year of his or her initial service as a Nonemployee Director).  The Board may make exceptions to this limit for individual Nonemployee Directors in extraordinary circumstances, as the Board

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may determine in its discretion, provided that the Nonemployee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Nonemployee Directors.

6.     Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1     Exercise Price.  The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.  Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2     Exercisability and Term of Options.  Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3     Payment of Exercise Price.

(a)     Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, or (2) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof.  The Committee may at any time or from time to time grant Options which

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do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b)     Limitations on Forms of Consideration.

(i) Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Net Exercise.  A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4     Effect of Termination of Service.

(a) Option Exercisability.  Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.  Except as otherwise provided in the Award Agreement, or other agreement governing the Option, and subject to Section 6.2 above, vested Options shall remain exercisable following a termination of Service as follows:

(i) Disability.  If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of two (2) years after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death.  If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s

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legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of two (2) years after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(iii) Termination for Cause.  Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service.  If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented.  Notwithstanding the foregoing, other than with respect to a termination of Service for Cause, and subject to the requirements of Section 409A, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below because such exercise would violate applicable securities laws, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer violate applicable securities laws or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5     Transferability of Options.  During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, described in the General Instructions to Form S‑8 under the Securities Act; provided that no consideration may be received for any transfer.  An Incentive Stock Option shall not be assignable or transferable in any manner.

7.     Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

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7.1     Exercise Price.  The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that  the exercise price per share subject to a SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.  Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.2     Exercisability and Term of SARs.  SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR, and (ii) no SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act).  Subject to the foregoing, unless otherwise specified by the Committee in the grant of a SAR, each SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.3     Exercise of SARs.  Upon the exercise of a SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.  Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR.  When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR.  For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.

7.4     Effect of Termination of Service.  Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, a SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.5     Transferability of SARs.  During the lifetime of the Participant, a SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  A SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a SAR may be assignable or transferable subject to the applicable limitations, described in the General Instructions to

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Form S‑8 under the Securities Act; provided that no consideration may be received for any transfer.

8.     Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1     Types of Restricted Stock Awards Authorized.  Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right.  Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If a Restricted Stock Award is intended to qualify as Performance-Based Compensation, the Committee shall follow the procedures set forth in Sections 10.3 through 10.5(a) applicable to Awards intended to qualify as Performance-Based Compensation.

8.2     Purchase Price.  The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion.  No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3     Purchase Period.  A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4     Payment of Purchase Price.  Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5     Vesting and Restrictions on Transfer.  Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or

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otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6     Voting Rights; Dividends and Distributions.  Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall vest and become nonforfeitable only if the underlying shares of Stock subject to the Restricted Stock Award become vested (including, but not limited to, the satisfaction of any performance related Vesting Condition).  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7     Effect of Termination of Service.  Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8     Nontransferability of Restricted Stock Award Rights.  Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution.  All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

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9.     Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish.  Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1     Grant of Restricted Stock Unit Awards.  Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4.  If a Restricted Stock Unit Award is intended to qualify as Performance-Based Compensation, the Committee shall follow procedures set forth in Sections 10.3 through 10.5(a) applicable to Awards intended to qualify as Performance-Based Compensation.

9.2    Purchase Price.  No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.  Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3     Vesting.  Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4  Voting Rights, Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock

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Units as of the date of payment of such cash dividends on Stock.  The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Such additional Restricted Stock Units shall be subject to the same terms and conditions, including any Vesting Conditions, and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5   Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or Disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6     Settlement of Restricted Stock Unit Awards.  The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion (but in any event within the Short-Term Deferral Period, except as otherwise provided by the Committee or consistent with the requirements of Section 409A), and set forth in the Award Agreement, one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement.  Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7    Nontransferability of Restricted Stock Unit Awards.  The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Restricted Stock Unit

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Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.    Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1     Types of Performance Awards Authorized.  Performance Awards may be granted in the form of either Performance Shares or Performance Units.  Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2     Initial Value of Performance Shares and Performance Units.  Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant.  The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3     Establishment of Performance Period, Performance Goals and Performance Award Formula.  In granting each Performance Award or any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right), the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Award to be paid to the Participant.  Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right), the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each such Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain.  Once established, the Performance Goals and Performance Award Formula applicable to an Award intended to result in the payment of Performance-Based Compensation shall not be changed during the Performance Period.  The Company shall notify each Participant granted a Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation) of the terms of such Award, including, if applicable, the Performance Period, Performance Goal(s) and Performance Award Formula.

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10.4    Measurement of Performance Goals.  Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures.  Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right)).  Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee.  Unless otherwise determined by the Committee prior to the grant of the Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right)), the Performance Measures applicable to the Award shall be calculated prior to the accrual of expense for the Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Award.  Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right)).  Performance Measures may be one or more of the following, as determined by the Committee:  (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) )gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (vii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; and (xxix) completion of a joint venture or other corporate transaction.

(b) Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right)) determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period.  A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

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10.5    Settlement of Performance Awards.

(a) Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award (and any other Award intended to result in the payment of Performance-Based Compensation (other than an Option or Stock Appreciation Right)), the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula.  In its discretion, and other than with respect to Awards intended to qualify as Performance-Based Compensation, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.  In determining amounts payable under Awards  intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), unless otherwise provided under an Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce (but not increase) some or all of the value of the Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Award determined in accordance with the Performance Award Formula.  No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Award that is intended to qualify as Performance-Based Compensation.

(c) Effect of Leaves of Absence.  Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) General Provisions Applicable to Performance-Based Compensation.  The Committee may, in its sole discretion, (i) determine whether an Award (including a Performance Award) is intended to qualify as Performance-Based Compensation and (ii) at any time after any such determination, alter such intent for any or no reason. If the Committee, in its sole discretion, decides to grant an Award that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), then the provisions of Sections 10.3 through 10.5 shall control over any contrary provision contained in the Plan that are inconsistent with such intention; provided that, if after such decision the Committee alters such intention for any reason, the provisions of Sections 10.3 through 10.5

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shall no longer control over any other provision contained in the Plan.  The Committee, in its sole discretion, may (i) grant Awards to eligible individuals that are based on Performance Measures or any such other criteria and goals as the Committee shall establish, but that do not satisfy the requirements of Sections 10.3 through 10.5 and that are not intended to qualify as Performance-Based Compensation and (ii) subject any Awards intended to qualify as Performance-Based Compensation to additional conditions and restrictions unrelated to any Performance Measures or Performance Goals (including, without limitation, continued employment or Service requirements) to the extent such Awards otherwise satisfy the requirements of Sections 10.3 through 10.5 with respect to the Performance Goals applicable thereto.

(f) Additional Limitations.  Notwithstanding any other provision of the Plan and except as otherwise determined by the Committee, any Award which is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the applicable Award Agreement shall be deemed amended to the extent necessary to conform to such requirements. Unless otherwise provided in the applicable Award Agreement and only to the extent otherwise permitted by Section 162(m) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation (other than an Option or Stock Appreciation Right), the Participant must be employed by the Company or a Participating Company throughout the Performance Period.

10.6     Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period (except as otherwise provided by the Committee or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award.  Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee.  Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum.  If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement.  If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.  If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement.  Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5.  Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

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10.7  Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited.  Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock.  The number of additional Performance Shares (rounded down to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date.  Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee.  Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals and Vesting Conditions as are applicable to the Award.

10.8    Effect of Termination of Service.  Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability.  If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period.  Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service.  If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

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10.9  Nontransferability of Performance Awards.  Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.     Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1     Grant of Cash-Based Awards.  Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2     Grant of Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine.  Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled.  Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3     Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee.  The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.  If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.  If the grant of any Cash-Based Award or Other Stock-Based Award is intended to qualify as Performance-Based Compensation, the Committee shall follow procedures set forth in Sections 10.3 through 10.5(a) applicable to Awards intended to qualify as Performance-Based Compensation.

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11.4     Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.  Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines.  The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Sections 10.3 through 10.5 applicable to Awards intended to qualify as Performance-Based Compensation.  To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5  Voting Rights; Dividend Equivalent Rights and Distributions.  Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award.  However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated.  Such Dividend Equivalent Rights, if any, shall be subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the underlying Award and shall be paid in accordance with the provisions set forth in Section9.4.  Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards.  In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6   Effect of Termination of Service.  Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service.  Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7   Nontransferability of Cash-Based Awards and Other Stock-Based Awards.  Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  The Committee may impose such additional restrictions on any shares of Stock issued in settlement

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of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.     Deferred Compensation Awards.

12.1     Establishment of Deferred Compensation Award Programs.  This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section.  If the Committee determines that any such program may constitute an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, the Committee shall adopt and implement such program through a separate subplan to this Plan.  Eligibility to participate in such subplan shall be limited to Directors and a select group of management or highly compensated employees, and the Committee shall take all additional actions required to qualify such subplan as a “top-hat” unfunded deferred compensation plan, including filing with the U.S. Department of Labor within 120 days following the adoption of such subplan a notice pursuant to Department of Labor Regulations Section 2520.104-23.

12.2     Terms and Conditions of Deferred Compensation Awards.  Deferred Compensation Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish.  Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions applicable to the appropriate form of Award as set forth in the applicable section of this Plan.

(a) Limitation on Elections.  Notwithstanding any Participant’s prior election to reduce cash compensation pursuant to a program established in accordance with this Section 12, no Deferred Compensation Award may be granted to the Participant after termination of the Plan or termination of the Participant’s Service, and any such cash compensation shall be paid at the normal time and in accordance with the terms of the applicable cash compensation arrangement.

(b) Election Irrevocable.  A Participant’s election to reduce cash compensation pursuant to a program established in accordance with this Section 12 shall become irrevocable on the last day of the calendar year prior to the year in which the services are to be rendered with respect to which such cash compensation would otherwise become payable, or at the time otherwise required by Section 409A.

(c) Vesting.  Deferred Compensation Awards may be fully vested at grant or may be subject to such Vesting Conditions as the Committee determines.

13.     Standard Forms of Award Agreement.

13.1   Award Agreements.  Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time.  No Award or purported Award shall be a valid

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and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2   Authority to Vary Terms.  The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14.      Change in Control.

14.1   Effect of Change in Control on Awards.  Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting.  In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution.  In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable.  For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control.  Any Award or portion thereof which is not assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

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(c) Cash-Out of Outstanding Stock-Based Awards.  The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award.  In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof.  Except as otherwise provided by the Committee, payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.2     Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment.  In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant, subject to compliance with applicable law (including, but not limited to the rules imposed by Section 409A), may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants.  To aid the Participant in making any election called for under Section 14.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.2(a), the Company may request a determination in writing by independent public accountants selected by the Company (the “Accountants”).  As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant.  For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code.  The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination.  The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

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15.     Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16.     Compliance with Section 409A.

16.1   Awards Subject to Section 409A.  The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed.  The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation.  To the extent that the Committee determines that any Award granted under the Plan is Section 409A Deferred Compensation, the Plan, and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of the Participating Companies is Section 409A Deferred Compensation, and such Award or other amount is payable on account of a Participant’s termination of Service (or any similarly defined term), then such Award or amount shall only be paid to the extent such termination of Service qualifies as a “separation from service” as defined in Section 409A,

16.2   Installment Payments.  It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

16.3   Required Delay in Payment to Specified Employee Pursuant to Separation from Service.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) on account of his or her termination of Service (or any similarly defined term) before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death.  All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

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16.4   Payment Upon Change in Control.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.  Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 409A), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

16.5   Prohibition of Acceleration of Payments.  Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

16.6 No Representation Regarding Section 409A Compliance.  Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A.  No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17.     Tax Withholding.

17.1   Tax Withholding in General.  The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto.  The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2   Withholding in or Directed Sale of Shares.  The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company.  The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.  The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any

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Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18.     Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time.  However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, (c) any amendment to Section 3.6, and (d) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted.  No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee.  Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant.  Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19.     Miscellaneous Provisions.

19.1   Repurchase Rights.  Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted.  The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.  Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2   Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross

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negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.  In addition, to the extent claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

19.3   Provision of Information.  Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4   Rights as Employee, Consultant or Director.  No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.  Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time.  To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5  Rights as a Stockholder.  A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

19.6   Delivery of Title to Shares.  Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

19.7   Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8   Retirement and Welfare Plans.  Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating

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Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.  In addition, unless a written employment agreement or other service agreement references Awards, a general reference to “benefits” in such agreement shall not be deemed to refer to Awards granted hereunder.

19.9   Beneficiary Designation.  Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse.  If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10   Severability.  If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11   No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12   Unfunded Obligation.  Participants shall have the status of general unsecured creditors of the Company.  Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974.  No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations.  The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder.  Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company.  The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

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19.13   Choice of Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000326725_1 R1.0.1.15 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 David M. Rickey 02 Richard J. Hawkins 03 Marc H. Hedrick, M.D. 04 Gary A. Lyons 05 Gail K. Naughton, Ph.D. 06 Ronald A. Martell 07 Gregg A. Lapointe C/O COMPUTERSHARE 250 ROYALL STREET CANTON, MA 02021 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the selection of BDO USA, LLP as the independent registered public accounting firm of Cytori Therapeutics, Inc. for the fiscal year ending December 31, 2017. 3. To approve the amendment and restatement of the Cytori Therapeutics, Inc. 2014 Equity Incentive Plan. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 years 2 years 1 year Abstain 4 To approve, by non-binding vote, frequency of the advisory vote on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000326725_2 R1.0.1.15 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com CYTORI THERAPEUTICS, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2017 The undersigned hereby appoints Marc H. Hedrick, M.D., Tiago Girao and Jeremy Hayden, or any of them, as proxy holders each with full power of substitution, to appear on behalf and to vote all shares of common stock of Cytori Therapeutics, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 22, 2017, and at any postponement thereof. When properly executed, this proxy will be voted as directed. If properly executed and no instructions are specified, this proxy will be voted FOR the election of the listed Nominees as Directors under Proposal 1, FOR Proposals 2 and 3, FOR one (1) year for Proposal 4, and at the discretion of the proxies with respect to such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director's recommendations. PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. Continued and to be signed on reverse side